Exhibit 10.1
****TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED
BY MOBILE MINI, INC.
UNDER 17 C.F.R. SECTION 200.80(B)(4),
200.83 AND 240.24b-2
Schedule 1.01(a)
Lenders and Commitments
[To come]

Schedule 1.01(b)
Locations — United States and Canada
Mobile Mini, Inc. US and Canada Locations

					Owned Or
Owner/Lessee	Address	City	State	Zip	Leased

Mobile Mini, Inc	11755 N. Maricopa Ind. Pkwy	Maricopa	AZ	85239	Owned
Mobile Mini, Inc	4010 S. 36th Street	Phoenix	AZ	85040	Owned
Mobile Mini, Inc	1485 W. Glenn Street	Tucson	AZ	85705	Leased
Mobile Mini, Inc	7508 MacArthur Dr	North Little Rock	AR	85705	Leased
Mobile Mini, Inc	16590 Gator Rd	Ft. Myers	FL	33912	Leased
Mobile Mini, Inc	8825 Moncrief/Dinsmore Rd	Jacksonville	FL	32219	Leased
Mobile Mini, Inc	5900 SW 202nd Ave	Pembroke Pines	FL	33332	Leased
Mobile Mini, Inc	11622 Boggy Creek Rd	Orlando	FL	32824	Leased
Mobile Mini, Inc	6000 Hartford St.	Tampa	FL	33619	Leased
Mobile Mini, Inc	8791 Paul Starr Dr	Pensacola	FL	32514	Leased
Mobile Mini, Inc	4004 S 50th Street	Tampa	FL	33619	Leased
Mobile Mini, Inc	1985 Rock Chapel Rd	Lithonia	GA	30058	Leased
Mobile Mini, Inc	12658 S Winchester	Calumet Park	IL	60827	Leased
Mobile Mini, Inc	2104 W Epler Ave	Indianapolis	IN	46217	Leased
Mobile Mini, Inc	352 S 62nd St	Kansas City	KS	66111	Leased
Mobile Mini, Inc	2888 N Mead St	Wichita	KS	67219	Leased
Mobile Mini, Inc	2710 Millers Lane	Louisville	KY	40216	Leased
Mobile Mini, Inc	39047 Cleastor Rd	Prairieville	LA	70769	Leased
Mobile Mini, Inc	4254 N Point Rd., Ste 106	Baltimore	MD	21222	Leased
Mobile Mini, Inc	40 Meadowbrook Rd	Brockton	MA	2301	Leased
Mobile Mini, Inc	21900 Hoover Rd	Warren	MI	48089	Leased
Mobile Mini, Inc	21044 Chippendale Court	Farmington	MN	55024	Leased
Mobile Mini, Inc	4006 N Broadway	St Louis	MO	63147	Leased
Mobile Mini, Inc	4880 E Carey Ave	Las Vegas	NV	89115	Leased
Mobile Mini, Inc	5328 Edith Blvd. NE	Albuquerque	NM	87107	Leased
Mobile Mini, Inc	2222 Oriskany Street W, Ste 3	Utica	NY	13502	Leased
Mobile Mini, Inc	7121 Statesville Rd	Charlotte	NC	28269	Leased

					Owned Or
Owner/Lessee	Address	City	State	Zip	Leased
Mobile Mini, Inc	2231 Wendell Rd	Wendell	NC	27591	Leased
Mobile Mini, Inc.	13726 Buffalo Rd.	Clayton	NC	27520	Leased
Mobile Mini, Inc	871 Buckeye Park Rd	Columbus	OH	43207	Leased
Mobile Mini, Inc	3926 SW 29th Street	Oklahoma City	OK	73119	Owned
Mobile Mini, Inc	12044 E Pine Street	Tulsa	OK	74116	Leased
Mobile Mini, Inc	5940 NE Cully Blvd	Portland	OR	97218	Leased
Mobile Mini, Inc	225-A Lincoln Hwy., Ste 180	Fairless Hills	PA	19030	Leased
Mobile Mini, Inc	981 Steen Rd	Bridgeville	PA	15017	Leased
Mobile Mini, Inc	1139 Walter Price St.	Cayce	SC	29033	Leased
Mobile Mini, Inc	1742 Transport Lane	Knoxville	TN	37924	Leased
Mobile Mini, Inc	5553 Hickory Hill Rd.	Memphis	TN	38141	Leased
Mobile Mini, Inc	221 Molly Walton Dr	Hendersonville	TN	37075	Leased
Mobile Mini, Inc	95 North 700 West, Suite E	North Salt Lake City	UT	84054	Leased
Mobile Mini, Inc	51B Minister Brook Rd	Worcester	VT	5682	Leased
Mobile Mini, Inc	105 Ashcake Rd	Ashland	VA	23005	Leased
Mobile Mini, Inc	21818 76th Drive SE	Woodinville	WA	98072	Leased
Mobile Mini, Inc	5223 S. 9th Street	Milwaukee	WI	53221	Leased
Mobile Mini, Inc	7643 Queen’s Lane	Chatham	ONTARIO	N7M 5J5 CN	Leased
Mobile Mini, Inc	30 Newbridge Rd, Unit #2	Toronto	ONTARIO	M8Z2L7 CN	Leased
Mobile Mini, Inc	30752 South Fraser Way	Abbotsford	BC	V2T 6L4 CN	Leased
Mobile Mini I, Inc	601 N Red Bud Lane	Round Rock	TX	78665	Leased
Mobile Mini I, Inc	18780 IH 35 North, Suite 8	Schertz	TX	78154	Leased
Mobile Mini I, Inc	8421 Up River Rd	Corpus Christi	TX	78409	Leased
Mobile Mini I, Inc	3550 Duncanville Rd	Dallas	TX	75236	Owned
Mobile Mini I, Inc	11150 Gateway E, Suite A/B	El Paso	TX	79927	Leased
Mobile Mini I, Inc	1140 Blue Mound Rd. West, Ste 105	Haslet	TX	76052	Leased
Mobile Mini I, Inc	7020 Old Katy Rd	Houston	TX	77024	Leased
Mobile Mini I, Inc	9800 West Expressway 83	Harlingen	TX	78552	Leased

					Owned Or
Owner/Lessee	Address	City	State	Zip	Leased
Mobile Mini, LLC (California)	12345 Crosthwaite Circle	Poway	CA	92064	Leased
Mobile Mini, LLC (California)	5250 N Barcus Ave	Fresno	CA	93722	Leased
Mobile Mini, LLC (California)	23422 Clawiter Rd	Hayward	CA	94545	Leased
Mobile Mini, LLC (California)	16351 S. McKinley Ave	Lathrop	CA	95330	Leased
Mobile Mini, LLC (California)	2660 N. Locust Ave	Rialto	CA	92377	Leased
Mobile Mini, LLC (California)	12538 Vigilante Rd.	Lakeside	CA	92040	Leased
Mobile Mini, LLC (California)	3503 Breakwater Ct.	Hayward	CA	94545	Leased
Mobile Mini, LLC (Delaware)	2905 Capital Dr	Colorado Springs	CO	80915	Leased
Mobile Mini, LLC (Delaware)	5300 Eudora Street	Commerce City	CO	80022	Leased
Mobile Storage Group US Locations

					Owned or
Owner/Lessee	Address	City	State	Zip	Leased
Mobile Storage Group	7590 N. Glenoaks Blvd.	Burbank	CA	91504	Leased
Mobile Storage Group	700 N. Brand Blvd., Suite 1000	Glendale	CA	91203	Leased
Mobile Storage Group	3000 Dundee Road, Suite 306	Northbrook	IL	60062-2434	Leased
Mobile Storage Group	4188 S. 300 W.	Murray	UT	84107-1413	Leased
Mobile Storage Group	1108 West 200 South	Lindon	UT	84042	Leased
Mobile Storage Group	135 South 1200 West	Lindon	UT	84042	Leased
Mobile Storage Group	85 5th Avenue	Milton	WA	98354-9743	Leased

					Owned or
Owner/Lessee	Address	City	State	Zip	Leased
Mobile Storage Group	14425 Arville Street	Las Vegas	NV	89124	Leased
Mobile Storage Group	1744 Industrial Road	Bullhead City	AZ	86442	Leased
Mobile Storage Group	1700 Neptune Dr.	San Leandro	CA	94577	Leased
Mobile Storage Group	801 Roth Road	French Camp	CA	95231-9777	Leased
Mobile Storage Group	637 Abbott Street	Salinas	CA	93901	Leased
Mobile Storage Group	470 Caletti Avenue	Windsor	CA	95492	Leased
Mobile Storage Group	6384 Monterey Road	Paso Robles	CA	93446	Leased
Mobile Storage Group	2400 Roosevelt Ave.	South Plainfield	NJ	07080-1468	Leased
Mobile Storage Group	499 Hollywood Ave.	South Plainfield	NJ	07080	Leased
Mobile Storage Group	505 Blue Ball Rd., Bldg 125	Elkton	MD	21921	Leased
Mobile Storage Group	701 Pittman Road	Baltimore	MD	21226-1721	Leased
Mobile Storage Group	4801 Belle Grove Road	Baltimore	MD	21225	Leased
Mobile Storage Group	6401 E. 30th Street	Indianapolis	IN	46219-1006	Leased
Mobile Storage Group	11042 Southwest US Highway 287	Rhome	TX	76078	Leased
Mobile Storage Group	3711 Oates Rd.	Houston	TX	77013-4103	Leased
Mobile Storage Group	555 West Freeway	Vidor	TX	77662	Leased
Mobile Storage Group	12905 NW 32nd Ave.	Opa Locka	FL	33054	Leased
Mobile Storage Group	3121 N.W. 131 St.	Opa Locka	FL	33054	Leased
Mobile Storage Group	171A Riverside Road	Newark	OH	43055	Leased
Mobile Storage Group	8045 Dawnwood Avenue NE	Canton	OH	44652	Leased
Mobile Storage Group	361 Highway 183	Piedmont	SC	29673-7333	Leased
Mobile Storage Group	2570 Campbell Boulevard	Ellenwood	GA	30294	Leased
Mobile Storage Group	16328 N IH 35	Austin	TX	78728-2503	Leased
Mobile Storage Group	16328 N IH 35	Austin	TX	78728-2503	Leased
Mobile Storage Group	7401 South I-35	Belton	TX	76513-8020	Leased
Mobile Storage Group	220 Piper Lane	Alabaster	AL	35007	Leased
Mobile Storage Group	800 West Bay Bridge	Prichard	AL	36610	Leased
Mobile Storage Group	640 Escondido Avenue #116	Vista	CA	92083	Leased
Mobile Storage Group	545 E. Mission Road	San Marcos	CA	92069	Leased
Mobile Storage Group	1163 La Media Road	San Diego	CA	92154	Leased
Mobile Storage Group	2010 Stonehurst Ave.	Rialto	CA	92377-8515	Leased
Mobile Storage Group	48050 Harrison Street	Coachella	CA	92236	Leased
Mobile Storage Group	3 Palmetto Court	Gaston	SC	29053-8506	Leased

					Owned or
Owner/Lessee	Address	City	State	Zip	Leased
Mobile Storage Group	3032 Caterpillar Lane	Florence	SC	29506-8109	Leased
Mobile Storage Group	510 National Avenue	Augusta	GA	30901-3840	Leased
Mobile Storage Group	108 Newburyport Turnpike	Newbury	MA	01951-1606	Leased
Mobile Storage Group	4211 Georgia Ave.	Nashville	TN	37209-2357	Leased
Mobile Storage Group	707 44th Avenue North	Nashville	TN	37209	Leased
Mobile Storage Group	2699 Waterlevel Highway	Cleveland	TN	37323	Leased
Mobile Storage Group	3211 S. 43rd Avenue	Phoenix	AZ	85009-6048	Leased
Mobile Storage Group	3005 E. Benson Hwy	Tucson	AZ	85706-1711	Leased
Mobile Storage Group	13301 Great Coastal Drive	Chester	VA	23836	Leased
Mobile Storage Group	14741 Montana Ave.	El Paso	TX	79938-7245	Leased
Mobile Storage Group	11020 Hwy. 69 N	Tyler	TX	75706	Leased
Mobile Storage Group	4110 South First Street	Lufkin	TX	75901-7316	Leased
Mobile Storage Group	3703 Gillespie Street	Fayetteville	NC	28306-9050	Leased
Mobile Storage Group	114 Gulfstream Road	Savannah	GA	31408-9680	Leased
Mobile Storage Group	7101 Bryhawke Circle	North Charleston	SC	29418-3330	Leased
Mobile Storage Group	3236 Landmark Drive, Suite 119	North Charleston	SC	29418	Leased
Mobile Storage Group	14120 South Meridian 14140 South Meridian 14401 South Meridian	Oklahoma City	OK	73173	Leased
Mobile Storage Group	3131 S.E. Loop 410	San Antonio	TX	78222-3100	Leased
Mobile Storage Group	3801 118th Ave. North	Clearwater	FL	33762	Leased
Mobile Storage Group	1015 Old York Road	Etters	PA	17319	Leased
Mobile Storage Group	1000 Union St	Taylor	PA	18517-1607	Leased
Mobile Storage Group	8160 Junipero Street	Sacramento	CA	95828	Leased
Mobile Storage Group	1388 Glendale Avenue	Sparks	NV	89431	Leased
Mobile Storage Group	2701 S Highway 99	Stockton	CA	95215	Leased
Mobile Storage Group	348 Phelan Avenue	San Jose	CA	95112	Leased
Mobile Storage Group	1102 Ferry Avenue	Camden	NJ	08104	Leased
Mobile Storage Group	3213 Gibson Street	Bakersfield	CA	93308-5208	Leased
Mobile Storage Group	42207 3rd Street East	Lancaster	CA	93535-5314	Leased
Mobile Storage Group	42159 3rd Street East	Lancaster	CA	93535-5316	Leased
Mobile Storage Group	5001 West Bethany Road	North Little Rock	AR	72117	Leased
Mobile Storage Group	5783 Central Ave.	Hot Springs	AR	71913	Leased

					Owned or
Owner/Lessee	Address	City	State	Zip	Leased
Mobile Storage Group	2900 E. Airport Fwy	Irving	TX	75062	Leased
Mobile Storage Group	3409 McCarty Dr.	Houston	TX	77029	Leased
Mobile Storage Group	6816 West I-40	Oklahoma City	OK	73128	Leased
Mobile Storage Group	1158 Jericho Turnpike	Commack	NY	11725-3003	Leased
Mobile Storage Group	6601 East US Highway 40	Kansas City	MO	64129	Leased
Mobile Storage Group	4800 Bulwer Avenue	St. Louis	MO	63147	Leased
Mobile Storage Group	6810 Prescott Avenue	St. Louis	MO	63147	Leased
Mobile Storage Group	103 Kennedy Road	Fergus Falls	MN	56537	Leased
Mobile Storage Group	630 30th Avenue	MINNEAPOLIS	MN	55418	Leased
Mobile Storage Group	20050 75th Avenue North	HAMEL	MN	55340-9459	Leased
Mobile Storage Group	2077 Ronald Avenue	WHITE BEAR LAKE	MN	55110	Leased
Mobile Storage Group	1727 Cleveland Avenue, S.W.	Roanoke	VA	24016-3133	Leased
Mobile Storage Group	2141 Patterson Avenue SW	Roanoke	VA	24016-3133	Leased
Mobile Storage Group	2817 Bill Wright Road	Jefferson	GA	30549	Leased
Mobile Storage Group	6400 Colorado Boulevard	Commerce City	CO	80022-2216	Leased
Mobile Storage Group	22445-22449 Groesbeck Highway	Warren	MI	48089	Leased
Mobile Storage Group	11 Thompson’s Point	Portland	ME	04102	Leased
Mobile Storage Group	11 Thompson’s Point	Portland	ME	04101-1914	Leased
Mobile Storage Group	265 George Washington Highway	Smithfield	RI	02917	Leased
Mobile Storage Group	6731 Linwood Avenue	Shreveport	LA	71106-2623	Leased
Mobile Storage Group	500 Rock Road North	Fort Pierce	FL	34945	Leased
Mobile Storage Group	450 Cox Road	Cocoa	FL	32926-4212	Leased
Mobile Storage Group	618 Three Sisters Road	Knightdale	NC	27545-8204	Leased
Mobile Storage Group	3415 US Highway 70 East	Durham	NC	27703-9407	Leased
Mobile Storage Group	2126 Camden Avenue	Durham	NC	27704	Leased
Mobile Storage Group	4444 Burlington Road	Greensboro	NC	27405-8621	Leased
Mobile Storage Group	6312 State Route 128	Miamitown	OH	45041	Leased
Mobile Storage Group	38421 N. Robert Wilson Road	Gonzales	LA	70737	Leased
Mobile Storage Group	1517 North Lexington Blvd.	Corpus Christi	TX	78409	Leased
Mobile Storage Group	2367 East Robinson Avenue	Springdale	AR	72764-5666	Leased
Mobile Storage Group	636 North 145th East Avenue	Tulsa	OK	74116-2111	Leased

					Owned or
Owner/Lessee	Address	City	State	Zip	Leased
Mobile Storage Group	1028, 1201 and 1301 S. Lyons Avenue	Sioux Falls	SD	57106	Leased
Mobile Storage Group	27083 Sundowner Avenue	Tea	SD	57064	Leased
Mobile Storage Group	1417 East Spruce Street	Mitchell	SD	57301	Leased
Mobile Storage Group	12300 Stagebarn Trail	Blackhawk	SD	57718	Leased
Mobile Storage Group	720 Skyline Drive	Laramie	WY	82072	Leased
Mobile Storage Group	401 6th Street NW	Hillsboro	ND	58045	Leased
Mobile Storage Group	1621 23rd Street South	Moorehead	MN	56560	Leased
Mobile Storage Group	3445 County Road 139	Mandan	ND	58554	Leased
Mobile Storage Group	317 3rd Street NW	Minot	ND	58703	Leased
Mobile Storage Group	4401 E. Verdick Road	Minot	ND	58703	Leased
Mobile Storage Group	406 Hartmann Rd	Evans City	PA	16033	Leased
Mobile Storage Group	989 Worthington Ave	Green Cove Springs	FL	32043	Leased
Mobile Storage Group	3106 17th Street East	Palmetto	FL	34221-6476	Leased
Mobile Storage Group	1770 Benchmark Ave	Fort Myers	FL	33905	Leased
Mobile Storage Group	5899 US Highway 70 W	La Grange	NC	28551-7914	Leased
Mobile Storage Group	4601 Femrite Drive	Madison	WI	53716-4125	Leased
Mobile Storage Group	304 Atlas Avenue	Madison	WI	53714	Leased
Mobile Storage Group	3902 Esplanade	Chico	CA	95973-0200	Leased
Mobile Storage Group	5858 Westside Rd	Redding	CA	96001	Leased
Mobile Storage Group	874 S. Lake Drive	Lancaster	SC	29720	Leased
Mobile Storage Group	1465 East 130th Street	Chicago	IL	60633	Owned
Mobile Storage Group	2486 W. McKinley Ave	Fresno	CA	93728	Owned
Mobile Storage Group	15100 San Pedro St.	Gardena	CA	90248	Owned

Schedule 1.01(c)
Locations — United Kingdom

Owned Or
Owner/Lessee	Address	City	State	Zip	Leased

Mobile Mini UK Holdings Ltd	Unit 1, Keystone House, Boundary Road	Loudwater		HP10 9PN UK	Leased
Mobile Mini UK Holdings Ltd	Plot 1, Arisdale Avenue	South Ockendon		RM15 5SJ UK	Leased
Mobile Mini UK Holdings Ltd	Unit D3/D4, Greensplott Road Chittening Industrial Est Avonmouth	Briston		BS11 OYB UK	Leased
Mobile Mini UK Holdings Ltd	Brickyard Road, Aldridge	Walsall		WS9 8SR UK	Leased
Mobile Mini UK Holdings Ltd	Unit 3, Simonswood Ind Est Off Stopgate lane	Kirkby		L33 4YA UK	Leased
Mobile Mini UK Holdings Ltd	Acorn Industrial Estate, Unit 3d, Albion Street	Castleford		WF10 1QX UK	Leased
Mobile Mini UK Holdings Ltd	Youngs Road, East Mains Ind Est	Broxburn		EH52 5LY UK	Leased

Owned Or
Owner/Lessee	Address	City	State	Zip	Leased

Ravenstock MSG Ltd.	Ravenstock House, 28 Falcon Court, Preston Farm Business Park	Stockton-on-Tees		TS18 3TX UK	Leased
Ravenstock MSG Ltd.	Land and Premises Herald Avenue Truimph Trading Estate Speke	Liverpool		L24 9GG UK	Leased
Ravenstock MSG Ltd.	Old Transport Depot Philadephia Complex Houghton le Springs	Sunderland		DH4 4UG UK	Leased
Ravenstock MSG Ltd.	Land and Buildings On East side of Barnsley Road Newmillerdam	Wakefield		WF2 2QW UK	Leased
Ravenstock MSG Ltd.	Carrington Business Park Manchester Road Carrington	Manchester		M31 4DD UK	Leased
Ravenstock MSG Ltd.	Area 38b AutobaseInd. Park Tipton Road Tividale	Birmingham		B69 3AG UK	Leased
Ravenstock MSG Ltd.	Clarke Square Captuthall Road Deans Livingstone	Edinburgh		EH54 8SG UK	Leased

Owned Or
Owner/Lessee	Address	City	State	Zip	Leased
Ravenstock MSG Ltd.	1 Hallstown Road Ballinderry upper Lisburn	Belfast		BT28 2NE	Leased
Ravenstock MSG Ltd.	Stanton Works Lows LaneStanton-by-Dale Ilkeston	Nottingham		DE7 4QU UK	Leased
Ravenstock MSG Ltd.	Land at Barras Lane Barras Lane Ind Est. Dalston	Carlisle		CA7 7ND UK	Leased
Ravenstock MSG Ltd.	Compound Adjacent to Unit 38 Heysham Business Park Middleton Road	Heysham		LA3 3PP UK	Leased
Ravenstock MSG Ltd.	Teesport Commerce Park Dockside Road Southbank	Middlesborough		TS6 6UZ	Leased
Ravenstock MSG Ltd.	3 Hornock Road Coatbridge Lanarkshire	Glasgow		ML5 2QA UK	Leased
Ravenstock MSG Ltd.	Unit 3 Manby Road	Immingham		DN40 3DX UK	Leased
Ravenstock MSG Ltd.	Woodham Ind Park Creighton Road Woodham Aylesbury	London		HP18 0QE UK	Leased
Ravenstock MSG Ltd.	Land and Buildings at Bakers Wharf Millbank St	Southampton		SO14 5QQ	Leased
Ravenstock MSG Ltd.	Unit G14 North Road Bridgend Ind. Est. North Road, Bridgend Ind. Est.	Bridgend		CF31 3TP UK	Leased Owned *
Ravenstock MSG Ltd.	Worthy Road Chittening Industrial Est. Avonmouth	Bristol		BS11 0YB UK	Leased
Ravenstock MSG Ltd.	Greensplott Road, Chittening Industrial Est. Avonmouth	Bristol		BS11 0YB UK	Leased
Ravenstock MSG Ltd.	Albion Parade Gravesend Kent	Gravesend		DA12 2RN UK	Leased
Ravenstock MSG Ltd.	C/0 Peppers Warehousing Blyth Road Calton Forest Worksop Notts	Sheffield		S81 0TP UK	Leased
Ravenstock MSG Ltd.	Riverside Avenue West Manningtree Essex	Manningtree		CO11 1UN UK	Owned

*	This is an owned location that is an adjoining piece of property to another property that Ravenstock MSG Ltd. leases. Together, the two pieces of property make up the Bridgend location.

Schedule 1.01(d)

Eligible Real Property
Mobile Mini, Inc.
•	3550 Duncanville Rd., Dallas, TX 75236
•	3926 SW 29th St., Oklahoma City, OK 73119
•	4010 S. 36th St., Phoenix, AZ 85040
•	11755 N. Maricopa Industrial Parkway, Maricopa, AZ 85239
•	15100 San Pedro St., Gardena, CA 90248
•	2486 West McKinley Ave, Fresno, CA 93728

Schedule 1.01(e)
Consolidated EBITDA

Fiscal Quarter of US Company Ending	Consolidated EBITDA
September 30, 2007	$61,533,000
December 31, 2007	$63,814,000
March 31, 2008	$56,141,000

Schedule 1.01(f)
Consolidated Net Cash Flow

Fiscal Quarter of US Company Ending	Consolidated Net Cash Flow
September 30, 2007	$52,028,000
December 31, 2007	$55,559,000
March 31, 2008	$50,488,000

Schedule 1.01(g)
Qualified Derivative Obligations
US Company has an interest rate swap agreement with US Bank.

Schedule 3.01(c)
Existing US Letters of Credit

1. Name of issuing lender	Bank of America	Bank of America
2. letter of credit number	3009336	7420584
3. name of the account party	Mobile Mini Inc.	Mobile Mini Inc.
4. stated amount (in dollars)	$400,000	$2,925,000
5. name of beneficiary	Sentry Insurance A Mutual Company	Liberty Mutual Insurance Company
6. expiry date	Auto Renew yearly at 2/1	Auto Renew yearly at 2/8
7. standby or trade letter of credit	Standby	Standby

Schedule 8.01
Organization and Qualification

	Jurisdiction of	Foreign
Company	Organization	Qualifications

Mobile Mini, Inc.	Delaware	Alabama, Arizona, Arkansas, California, Florida, Georgia, Illinois, Indiana, Kansas, Kentucky, Louisiana, Maryland, Massachusetts, Michigan, Minnesota, Missouri, Nevada, New Mexico, New York, North Carolina, Oklahoma, Oregon, Pennsylvania, South Carolina, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin

Mobile Mini I, Inc.	Arizona	Texas

Delivery Design Systems, Inc.	Arizona

Mobile Mini, LLC	California

Mobile Mini, LLC	Delaware	Colorado

Mobile Mini of Ohio, LLC	Delaware	Ohio

A Royal Wolf Portable Storage, Inc.	California

Mobile Mini UK Holdings Limited	England and Wales

Mobile Mini Holding, B.V.	Netherlands

Temporary Mobile Storage, Inc.	California

Mobile Mini UK Limited	England and Wales

Box Lease Limited	England and Wales

Mobile Mini B.V.	Netherlands

Cactus Merger Sub, Inc. [1]	Delaware

MSG WC Holdings Corp. [1]	Delaware

MSG WC Intermediary Corp. [1]	Delaware

Mobile Services Group, Inc. [1]	Delaware

	Jurisdiction of	Foreign
Company	Organization	Qualifications

Mobile Storage Group, Inc.	Delaware	Alabama, Arkansas, California, Colorado, Florida, Idaho, Illinois, Indiana, Louisiana, Maine, Massachusetts, Michigan, Minnesota, Missouri, New Hampshire, New Mexico, New York, North Carolina, North Dakota, Ohio, Oregon, Pennsylvania, South Carolina, South Dakota, Tennessee, Texas, Virginia, Washington, West Virginia, Wisconsin, Wyoming

A Better Mobile Storage Company	California	Alabama, Arizona, Arkansas, Colorado, Connecticut, Delaware, Georgia, Idaho, Illinois, Indiana, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Nevada, New Jersey, New York, North Carolina, Ohio, Oklahoma, Oregon, South Carolina, Tennessee, Texas, Virginia, Washington, Wisconsin, Wyoming

MSG Investments, Inc.	California

Mobile Storage Group (Texas), L.P.	Texas

Ravenstock MSG Limited	United Kingdom

Ravenstock Tam (Hire) Limited	United Kingdom

Mobile Storage (UK) Limited	United Kingdom

Mobile Storage UK Finance Limited Partnership	United Kingdom

LIKO Luxembourg International S.a.r.l.	Luxembourg

[1]	To be merged out of existence in connection with the Transaction with Mobile Mini, Inc. as the surviving entity.

[2]	Merged out of existence prior to closing with Mobile Storage Group, Inc. as surviving corporation.

Schedule 8.04
Capital Structure
The class and the number of authorized and issued Securities of US Company and each of its Subsidiaries and the record owner of the Securities of the Subsidiaries are as follows:
US Company:

	Number of Securities	Number of Securities
	Issued and Outstanding	Authorized but
Class of Securities	(March 31, 2008)	Unissued
Common Stock, par value $0.01 per share - 95,000,000	34,624,743	60,375,257
Preferred Stock, par value $0.01 per share - 5,000,000	0	5,000,000
As of the closing, US Company will increase the number of authorized shares of preferred stock to 20,000,000 shares, of which 8,555,556 shares will be Series A Convertible Redeemable Participating Preferred Stock, all 8,555,556 of which will be issued in connection with the Transactions.
Subsidiaries:

			Number of
		Number and Class	Securities
	Jurisdiction of	of Securities Issued	Authorized
Name	Organization	and Outstanding	but Unissued	Record Owner

Mobile Mini I, Inc.[1]	Arizona	10,000 shares of common stock	990,000	100% Mobile Mini, Inc.

Delivery Design Systems, Inc.	Arizona	10,000 shares of common stock	990,000	100% Mobile Mini, Inc.

Mobile Mini, LLC	California	100% membership interest	N/A	100% Mobile Mini, Inc.

Mobile Mini, LLC	Delaware	100% membership interest	N/A	100% Mobile Mini, Inc.

Mobile Mini of Ohio, LLC	Delaware	100% membership interest	N/A	100% Mobile Mini, Inc.

A Royal Wolf Portable Storage, Inc. [2]	California	643,250 shares of common stock	356,750	100% Mobile Mini, Inc.

Temporary Mobile Storage, Inc.	California	1,500 shares of common stock	998,500	100% A Royal Wolf Portable Storage Inc.

			Number of
		Number and Class	Securities
	Jurisdiction of	of Securities Issued	Authorized
Name	Organization	and Outstanding	but Unissued	Record Owner

Mobile Mini UK Holdings Limited [3]	England and Wales	100 ordinary shares	900	100% Mobile Mini, Inc.

Mobile Mini UK Limited [4]	England and Wales	60,000 ordinary shares	40,000	100% Mobile Mini, UK Holdings Limited

Box Lease Limited	England and Wales	2 ordinary shares	9,998	100% Mobile Mini, UK Limited

Mobile Mini Holding B.V.	Netherlands	180 ordinary shares	720	100% Mobile Mini, Inc.

Mobile Mini B.V. [5]	Netherlands	18 ordinary shares	72	100% Mobile Mini, Holding B.V.

Mobile Storage Group, Inc.	Delaware	100 common shares	0	100% Mobile Mini, Inc.

MSG Investments, Inc.	California	10,000 common shares	0	100% Mobile Storage Group, Inc.

A Better Mobile Storage Company	California	1,000 common shares	0	100% Mobile Storage Group, Inc.

Mobile Storage Group (Texas), L.P.	Texas	100% membership interest	N/A	99% Mobile Storage Group, Inc.; 1% MSG Investments, Inc.

Ravenstock MSG Limited	United Kingdom	601,100 ordinary shares 0 preferred shares	398,900 10,000,000	100% Mobile Storage Group, Inc.

Ravenstock Tam (Hire) Limited	United Kingdom	10,550 ordinary shares	0	100% Ravenstock MSG Limited

Mobile Storage (U.K.) Limited	United Kingdom	100 ordinary shares 6,000,000 preferred shares	999,900 4,000,000	100% Ravenstock MSG Limited

Mobile Storage UK Finance Limited Partnership	United Kingdom	100% membership interest	N/A	99%. MSG Investments, Inc.; 1% Mobile Storage Group, Inc.

Number of
		Number and Class	Securities
	Jurisdiction of	of Securities Issued	Authorized
Name	Organization	and Outstanding	but Unissued	Record Owner

LIKO Luxembour International s.a.r.L.	Luxembourg	160 ordinary shares	0	100% Mobile Storage UK Finance Limited Partnership

1)	Surviving company of 6/29/07 merger of Mobile Mini I, Inc. and Mobile Mini Holdings, Inc.

2)	Formerly Triton Mobile Storage, Inc., which was formerly International Equipment Marketing, Inc.

3)	Formerly Lampgrass Limited

4)	Formerly Royalwolf Trading UK Limited

5)	Formerly RoyalWolf Containers B.V.
The following agreements are binding upon the Company’s or other Credit Party’s partners, members or shareholders:
•	There are no corporate or joint venture relationships.
•	Stockholders Agreement, dated as of _____, 2008, by and among US Company and the Stockholders signatory thereto.
•	Pledge Agreement, dated as of June _____, 2008, by and among US Company and any other pledgors thereto and Deutsche Bank AG New York Branch.
•	Charge over Shares, dated as of _____, 2008, by Mobile Storage Group, Inc. as Chargor in favour of Deutsche Bank AG New York Branch as Collateral Agent.

Schedule 8.05

Names

		Jurisdiction of	Organizational
Company	Type of Organization	Organization	ID Number

Mobile Mini, Inc	Corporation	Delaware	2344770

Mobile Mini I, Inc.	Corporation	Arizona	0714383-3

Delivery Design Systems, Inc.	Corporation	Arizona	0233254-4

Mobile Mini, LLC	Limited Liability Company	California	200121110118

Mobile Mini, LLC	Limited Liability Company	Delaware	3435256

Mobile Mini of Ohio, LLC	Limited Liability Company	Delaware	3459888

A Royal Wolf Portable Storage, Inc.	Corporation	California	C1197982

Mobile Mini UK Holdings Limited	Limited Liability Company	England and Wales	5749804

Mobile Mini Holding, B.V.	Private Company with Limited Liability	Netherlands	24394505

Temporary Mobile Storage, Inc.	Corporation	California	C1511337

Mobile Mini UK Limited	Limited Liability Company	England and Wales	02868423

Box Lease Limited	Limited Liability Company	England and Wales	02899468

Mobile Mini B.V.	Private Company with Limited Liability	Netherlands	2431880

Cactus Merger Sub, Inc. [1]	Corporation	Delaware	4507131

MSG WC Holdings Corp. [2]	Corporation	Delaware	4162440

MSG WC Intermediary Co. [2]	Corporation	Delaware	4189808

Mobile Services Group, Inc. [2]	Corporation	Delaware	3497790

Mobile Storage Group, Inc.	Corporation	Delaware	3768960

A Better Mobile Storage Company	Corporation	California	C2468871

MSG Investments, Inc.	Corporation	California	C2400028

Mobile Storage Group (Texas), L.P.	Limited Partnership	Texas	800128190

		Jurisdiction of	Organizational
Company	Type of Organization	Organization	ID Number

Port-A-Storage, Inc. [3]	Corporation	California	C1627976

Stephens Storage, Inc. [3]	Corporation	California	C1877888

Tote-A-Shed, Inc. [3]	Corporation	California	C1230528

Ravenstock MSG Limited	Limited Liability Company	United Kingdom	4283040

Ravenstock Tam (Hire) Limited	Limited Liability Company	United Kingdom	1214155

Mobile Storage (UK) Limited	Limited Liability Company	United Kingdom	3836369

Mobile Storage UK Finance Limited Partnership	Limited Partnership	United Kingdom	LP7829

LIKO Luxembourg International S.a.r.l.	Limited Liability Company	Luxembourg	82639

[1]	To be merged out of existence at closing with MSG WC Holdings Corp. as surviving corporation.

[2]	To be merged out of existence at closing with Mobile Mini, Inc. as surviving corporation.

[3]	Merged out of existence prior to closing with Mobile Storage Group, Inc. as surviving corporation.
Mobile Mini I, Inc. is the surviving company of 6/29/07 merger of Mobile Mini I, Inc. and Mobile Mini Holdings, Inc.
A Royal Wolf Portable Storage, Inc. was formerly Triton Mobile Storage, Inc., which was formerly International Equipment Marketing, Inc.
Mobile Mini UK Holdings Limited was formerly Lampgrass Limited.
Mobile Mini UK Limited was formerly Royalwolf Trading UK Limited.
Mobile Mini B.V. was formerly RoyalWolf Containers B.V.

Schedule 8.06
Business Locations

Chief Executive Office:	7420 S Kyrene Rd, Tempe, AZ 85283 for each US Credit Party

UK:	Unit 1, Keystone House, Boundary Road, Loudwater, Bucks, HP10 9PN for UK Credit Parties

Netherlands:	Theemsweg 34, 3197 KM Rotterdam-Botlek, Havennummer 5117, NL for Dutch Credit Parties

					Owned Or
Company	Address	City	State	Zip	Leased

Mobile Mini, Inc	11755 N. Maricopa Ind. Pkwy	Maricopa	AZ	85239	Owned
Mobile Mini, Inc	4010 S. 36th Street	Phoenix	AZ	85040	Owned
Mobile Mini, Inc	1485 W. Glenn Street	Tucson	AZ	85705	Leased
Mobile Mini, Inc	7508 MacArthur Dr	North Little Rock	AR	85705	Leased
Mobile Mini, Inc	16590 Gator Rd	Ft. Myers	FL	33912	Leased
Mobile Mini, Inc	8825 Moncrief/Dinsmore Rd	Jacksonville	FL	32219	Leased
Mobile Mini, Inc	5900 SW 202nd Ave	Pembroke Pines	FL	33332	Leased
Mobile Mini, Inc	11622 Boggy Creek Rd	Orlando	FL	32824	Leased
Mobile Mini, Inc	8791 Paul Starr Dr	Pensacola	FL	32514	Leased
Mobile Mini, Inc	4004 S 50th Street	Tampa	FL	33619	Leased
Mobile Mini, Inc	1985 Rock Chapel Rd	Lithonia	GA	30058	Leased
Mobile Mini, Inc	12658 S Winchester	Calumet Park	IL	60827	Leased
Mobile Mini, Inc	2104 W Epler Ave	Indianapolis	IN	46217	Leased
Mobile Mini, Inc	352 S 62nd St	Kansas City	KS	66111	Leased
Mobile Mini, Inc	2888 N Mead St	Wichita	KS	67219	Leased
Mobile Mini, Inc	2710 Millers Lane	Louisville	KY	40216	Leased
Mobile Mini, Inc	39047 Cleastor Rd	Prairieville	LA	70769	Leased
Mobile Mini, Inc	4254 N Point Rd., Ste 106	Baltimore	MD	21222	Leased
Mobile Mini, Inc	40 Meadowbrook Rd	Brockton	MA	2301	Leased
Mobile Mini, Inc	21900 Hoover Rd	Warren	MI	48089	Leased
Mobile Mini, Inc	21044 Chippendale Court	Farmington	MN	55024	Leased
Mobile Mini, Inc	4006 N Broadway	St Louis	MO	63147	Leased
Mobile Mini, Inc	4880 E Carey Ave	Las Vegas	NV	89115	Leased

					Owned Or
Company	Address	City	State	Zip	Leased
Mobile Mini, Inc	5328 Edith Blvd. NE	Albuquerque	NM	87107	Leased
Mobile Mini, Inc	2222 Oriskany Street W, Ste 3	Utica	NY	13502	Leased
Mobile Mini, Inc	7121 Statesville Rd	Charlotte	NC	28269	Leased
Mobile Mini, Inc	2231 Wendell Rd	Wendell	NC	27591	Leased
Mobile Mini, Inc	871 Buckeye Park Rd	Columbus	OH	43207	Leased
Mobile Mini, Inc	3926 SW 29th Street	Oklahoma City	OK	73119	Owned
Mobile Mini, Inc	12044 E Pine Street	Tulsa	OK	74116	Leased
Mobile Mini, Inc	5940 NE Cully Blvd	Portland	OR	97218	Leased
Mobile Mini, Inc	225-A Lincoln Hwy., Ste 180	Fairless Hills	PA	19030	Leased
Mobile Mini, Inc	981 Steen Rd	Bridgeville	PA	15017	Leased
Mobile Mini, Inc	1139 Walter Price St.	Cayce	SC	29033	Leased
Mobile Mini, Inc	1742 Transport Lane	Knoxville	TN	37924	Leased
Mobile Mini, Inc	5553 Hickory Hill Rd.	Memphis	TN	38141	Leased
Mobile Mini, Inc	221 Molly Walton Dr	Hendersonville	TN	37075	Leased
Mobile Mini, Inc	95 North 700 West, Suite E	North Salt Lake City	UT	84054	Leased
Mobile Mini, Inc	51B Minister Brook Rd	Worcester	VT	5682	Leased
Mobile Mini, Inc	105 Ashcake Rd	Ashland	VA	23005	Leased
Mobile Mini, Inc	21818 76th Drive SE	Woodinville	WA	98072	Leased
Mobile Mini, Inc	5223 S. 9th Street	Milwaukee	WI	53221	Leased
Mobile Mini, Inc	7643 Queen’s Lane	Chatham	ONTARIO	N7M 5J5 CN	Leased
Mobile Mini, Inc	30 Newbridge Rd, Unit #2	Toronto	ONTARIO	M8Z2L7 CN	Leased
Mobile Mini, Inc	30752 South Fraser Way	Abbotsford	BC	V2T 6L4 CN	Leased

	European Locations
Mobile Mini UK Holdings Ltd.	Unit 1, Keystone House, Boundary Road	Loudwater		HP10 9PN UK	Leased
Mobile Mini UK Holdings Ltd.	Plot 1, Arisdale Avenue	South Ockendon		RM15 5SJ UK	Leased
Mobile Mini UK Holdings Ltd.	Unit D3/D4, Greensplott Road				Leased
	Chittening Industrial Estate Avonmouth	Bristol		BS11 OYB UK	Leased
Mobile Mini UK Holdings Ltd.	Brickyard Road, Aldridge	Walsall		WS9 8SR UK	Leased
Mobile Mini UK Holdings Ltd.	Unit 3, Simonswood Ind Est				Leased
	Off Stopgate lane	Kirkby		L33 4YA UK	Leased

					Owned Or
Company	Address	City	State	Zip	Leased
Mobile Mini UK Holdings Ltd.	Acorn Industrial Estate				Leased
	Unit 3d, Albion Street	Castleford		WF10 1QX UK	Leased
Mobile Mini, Inc	Youngs Road, East Mains Ind Est	Broxburn		EH52 5LY UK	Leased
Mobile Mini B.V.	Themsweg 34	3197 KM Rotterdam-Botlek	Havennummer	5117 NL	Leased

Mobile Mini I, Inc	601 N Red Bud Lane	Round Rock	TX	78665	Leased
Mobile Mini I, Inc	18780 IH 35 North, Suite 8	Schertz	TX	78154	Leased
Mobile Mini I, Inc	8421 Up River Rd	Corpus Christi	TX	78409	Leased
Mobile Mini I, Inc	3550 Duncanville Rd	Dallas	TX	75236	Owned
Mobile Mini I, Inc	11150 Gateway E, Suite A/B	El Paso	TX	79927	Leased
Mobile Mini I, Inc	1140 Blue Mound Rd. West, Ste 105	Haslet	TX	76052	Leased
Mobile Mini I, Inc	5930 Winfield Rd	Houston	TX	77050	Leased
Mobile Mini I, Inc	9800 West Expressway 83	Harlingen	TX	78552	Leased

Mobile Mini, LLC (California)	12345 Crosthwaite Circle	Poway	CA	92064	Leased
Mobile Mini, LLC (California)	5250 N Barcus Ave	Fresno	CA	93722	Leased
Mobile Mini, LLC (California)	23422 Clawiter Rd	Hayward	CA	94545	Leased
Mobile Mini, LLC (California)	16351 S. McKinley Ave	Lathrop	CA	95330	Leased
Mobile Mini, LLC (California)	2660 N. Locust Ave	Rialto	CA	92377	Leased
Mobile Mini, LLC (Delaware)	2905 Capital Dr	Colorado Springs	CO	80915	Leased
Mobile Mini, LLC (Delaware)	5300 Eudora Street	Commerce City	CO	80022	Leased

Within the past year, Mobile Mini UK Limited has had a prior address at Suite A, 10 Penn Road, Beaconsfield, Bucks, HP9 2LH.

					Owned or
Owner/Lessee	Address	City	State	Zip	Leased
Mobile Storage Group	7590 N. Glenoaks Blvd.	Burbank	CA	91504	Leased
Mobile Storage Group	700 N. Brand Blvd., Suite 1000	Glendale	CA	91203	Leased
Mobile Storage Group	3000 Dundee Road, Suite 306	Northbrook	IL	60062-2434	Leased
Mobile Storage Group	4188 S. 300 W.	Murray	UT	84107-1413	Leased
Mobile Storage Group	1108 West 200 South	Lindon	UT	84042	Leased
Mobile Storage Group	135 South 1200 West	Lindon	UT	84042	Leased
Mobile Storage Group	85 5th Avenue	Milton	WA	98354-9743	Leased
Mobile Storage Group	14425 Arville Street	Las Vegas	NV	89124	Leased
Mobile Storage Group	1744 Industrial Road	Bullhead City	AZ	86442	Leased
Mobile Storage Group	1700 Neptune Dr.	San Leandro	CA	94577	Leased
Mobile Storage Group	801 Roth Road	French Camp	CA	95231-9777	Leased
Mobile Storage Group	637 Abbott Street	Salinas	CA	93901	Leased
Mobile Storage Group	470 Caletti Avenue	Windsor	CA	95492	Leased
Mobile Storage Group	6384 Monterey Road	Paso Robles	CA	93446	Leased
Mobile Storage Group	2400 Roosevelt Ave.	South Plainfield	NJ	07080-1468	Leased
Mobile Storage Group	499 Hollywood Ave.	South Plainfield	NJ	07080	Leased
Mobile Storage Group	505 Blue Ball Rd., Bldg 125	Elkton	MD	21921	Leased
Mobile Storage Group	701 Pittman Road	Baltimore	MD	21226-1721	Leased
Mobile Storage Group	4801 Belle Grove Road	Baltimore	MD	21225	Leased
Mobile Storage Group	6401 E. 30th Street	Indianapolis	IN	46219-1006	Leased
Mobile Storage Group	11042 Southwest US Highway 287	Rhome	TX	76078	Leased
Mobile Storage Group	3711 Oates Rd.	Houston	TX	77013-4103	Leased
Mobile Storage Group	555 West Freeway	Vidor	TX	77662	Leased
Mobile Storage Group	12905 NW 32nd Ave.	Opa Locka	FL	33054	Leased
Mobile Storage Group	3121 N.W. 131 St.	Opa Locka	FL	33054	Leased

					Owned or
Owner/Lessee	Address	City	State	Zip	Leased
Mobile Storage Group	171A Riverside Road	Newark	OH	43055	Leased
Mobile Storage Group	8045 Dawnwood Avenue NE	Canton	OH	44652	Leased
Mobile Storage Group	361 Highway 183	Piedmont	SC	29673-7333	Leased
Mobile Storage Group	2570 Campbell Boulevard	Ellenwood	GA	30294	Leased
Mobile Storage Group	16328 N IH 35	Austin	TX	78728-2503	Leased
Mobile Storage Group	16328 N IH 35	Austin	TX	78728-2503	Leased
Mobile Storage Group	7401 South I-35	Belton	TX	76513-8020	Leased
Mobile Storage Group	220 Piper Lane	Alabaster	AL	35007	Leased
Mobile Storage Group	800 West Bay Bridge	Prichard	AL	36610	Leased
Mobile Storage Group	640 Escondido Avenue #116	Vista	CA	92083	Leased
Mobile Storage Group	545 E. Mission Road	San Marcos	CA	92069	Leased
Mobile Storage Group	1163 La Media Road	San Diego	CA	92154	Leased
Mobile Storage Group	2010 Stonehurst Ave.	Rialto	CA	92377-8515	Leased
Mobile Storage Group	48050 Harrison Street	Coachella	CA	92236	Leased
Mobile Storage Group	3 Palmetto Court	Gaston	SC	29053-8506	Leased
Mobile Storage Group	3032 Caterpillar Lane	Florence	SC	29506-8109	Leased
Mobile Storage Group	510 National Avenue	Augusta	GA	30901-3840	Leased
Mobile Storage Group	108 Newburyport Turnpike	Newbury	MA	01951-1606	Leased
Mobile Storage Group	4211 Georgia Ave.	Nashville	TN	37209-2357	Leased
Mobile Storage Group	707 44th Avenue North	Nashville	TN	37209	Leased
Mobile Storage Group	2699 Waterlevel Highway	Cleveland	TN	37323	Leased
Mobile Storage Group	3211 S. 43rd Avenue	Phoenix	AZ	85009-6048	Leased
Mobile Storage Group	3005 E. Benson Hwy	Tucson	AZ	85706-1711	Leased
Mobile Storage Group	13301 Great Coastal Drive	Chester	VA	23836	Leased
Mobile Storage Group	14741 Montana Ave.	El Paso	TX	79938-7245	Leased
Mobile Storage Group	11020 Hwy. 69 N	Tyler	TX	75706	Leased
Mobile Storage Group	4110 South First Street	Lufkin	TX	75901-7316	Leased
Mobile Storage Group	3703 Gillespie Street	Fayetteville	NC	28306-9050	Leased
Mobile Storage Group	114 Gulfstream Road	Savannah	GA	31408-9680	Leased
Mobile Storage Group	7101 Bryhawke Circle	North Charleston	SC	29418-3330	Leased
Mobile Storage Group	3236 Landmark Drive, Suite 119	North Charleston	SC	29418	Leased
Mobile Storage Group	14120 South Meridian	Oklahoma City	OK	73173	Leased
	14140 South Meridian
	14401 South Meridian

					Owned or
Owner/Lessee	Address	City	State	Zip	Leased
Mobile Storage Group	3131 S.E. Loop 410	San Antonio	TX	78222-3100	Leased
Mobile Storage Group	3801 118th Ave. North	Clearwater	FL	33762	Leased
Mobile Storage Group	1015 Old York Road	Etters	PA	17319	Leased
Mobile Storage Group	1000 Union St	Taylor	PA	18517-1607	Leased
Mobile Storage Group	8160 Junipero Street	Sacramento	CA	95828	Leased
Mobile Storage Group	1388 Glendale Avenue	Sparks	NV	89431	Leased
Mobile Storage Group	2701 S Highway 99	Stockton	CA	95215	Leased
Mobile Storage Group	348 Phelan Avenue	San Jose	CA	95112	Leased
Mobile Storage Group	1102 Ferry Avenue	Camden	NJ	08104	Leased
Mobile Storage Group	3213 Gibson Street	Bakersfield	CA	93308-5208	Leased
Mobile Storage Group	42207 3rd Street East	Lancaster	CA	93535-5314	Leased
Mobile Storage Group	42159 3rd Street East	Lancaster	CA	93535-5316	Leased
Mobile Storage Group	5001 West Bethany Road	North Little Rock	AR	72117	Leased
Mobile Storage Group	5783 Central Ave.	Hot Springs	AR	71913	Leased
Mobile Storage Group	2900 E. Airport Fwy	Irving	TX	75062	Leased
Mobile Storage Group	3409 McCarty Dr.	Houston	TX	77029	Leased
Mobile Storage Group	6816 West I-40	Oklahoma City	OK	73128	Leased
Mobile Storage Group	1158 Jericho Turnpike	Commack	NY	11725-3003	Leased
Mobile Storage Group	6601 East US Highway 40	Kansas City	MO	64129	Leased
Mobile Storage Group	4800 Bulwer Avenue	St. Louis	MO	63147	Leased
Mobile Storage Group	6810 Prescott Avenue	St. Louis	MO	63147	Leased
Mobile Storage Group	103 Kennedy Road	Fergus Falls	MN	56537	Leased
Mobile Storage Group	630 30th Avenue	MINNEAPOLIS	MN	55418	Leased
Mobile Storage Group	20050 75th Avenue North	HAMEL	MN	55340-9459	Leased
Mobile Storage Group	2077 Ronald Avenue	WHITE BEAR LAKE	MN	55110	Leased
Mobile Storage Group	1727 Cleveland Avenue, S.W.	Roanoke	VA	24016-3133	Leased
Mobile Storage Group	2141 Patterson Avenue SW	Roanoke	VA	24016-3133	Leased
Mobile Storage Group	2817 Bill Wright Road	Jefferson	GA	30549	Leased
Mobile Storage Group	6400 Colorado Boulevard	Commerce City	CO	80022-2216	Leased
Mobile Storage Group	22445-22449 Groesbeck Highway	Warren	MI	48089	Leased

					Owned or
Owner/Lessee	Address	City	State	Zip	Leased
Mobile Storage Group	11 Thompson’s Point	Portland	ME	04102	Leased
Mobile Storage Group	11 Thompson’s Point	Portland	ME	04101-1914	Leased
Mobile Storage Group	265 George Washington Highway	Smithfield	RI	02917	Leased
Mobile Storage Group	6731 Linwood Avenue	Shreveport	LA	71106-2623	Leased
Mobile Storage Group	500 Rock Road North	Fort Pierce	FL	34945	Leased
Mobile Storage Group	450 Cox Road	Cocoa	FL	32926-4212	Leased
Mobile Storage Group	618 Three Sisters Road	Knightdale	NC	27545-8204	Leased
Mobile Storage Group	3415 US Highway 70 East	Durham	NC	27703-9407	Leased
Mobile Storage Group	2126 Camden Avenue	Durham	NC	27704	Leased
Mobile Storage Group	4444 Burlington Road	Greensboro	NC	27405-8621	Leased
Mobile Storage Group	6312 State Route 128	Miamitown	OH	45041	Leased
Mobile Storage Group	38421 N. Robert Wilson Road	Gonzales	LA	70737	Leased
Mobile Storage Group	1517 North Lexington Blvd.	Corpus Christi	TX	78409	Leased
Mobile Storage Group	2367 East Robinson Avenue	Springdale	AR	72764-5666	Leased
Mobile Storage Group	636 North 145th East Avenue	Tulsa	OK	74116-2111	Leased
Mobile Storage Group	1028, 1201 and 1301 S. Lyons Avenue	Sioux Falls	SD	57106	Leased
Mobile Storage Group	27083 Sundowner Avenue	Tea	SD	57064	Leased
Mobile Storage Group	1417 East Spruce Street	Mitchell	SD	57301	Leased
Mobile Storage Group	12300 Stagebarn Trail	Blackhawk	SD	57718	Leased
Mobile Storage Group	720 Skyline Drive	Laramie	WY	82072	Leased
Mobile Storage Group	401 6th Street NW	Hillsboro	ND	58045	Leased
Mobile Storage Group	1621 23rd Street South	Moorehead	MN	56560	Leased
Mobile Storage Group	3445 County Road 139	Mandan	ND	58554	Leased
Mobile Storage Group	317 3rd Street NW	Minot	ND	58703	Leased
Mobile Storage Group	4401 E. Verdick Road	Minot	ND	58703	Leased
Mobile Storage Group	406 Hartmann Rd	Evans City	PA	16033	Leased
Mobile Storage Group	989 Worthington Ave	Green Cove Springs	FL	32043	Leased
Mobile Storage Group	3106 17th Street East	Palmetto	FL	34221-6476	Leased
Mobile Storage Group	1770 Benchmark Ave	Fort Myers	FL	33905	Leased
Mobile Storage Group	5899 US Highway 70 W	La Grange	NC	28551-7914	Leased
Mobile Storage Group	4601 Femrite Drive	Madison	WI	53716-4125	Leased
Mobile Storage Group	304 Atlas Avenue	Madison	WI	53714	Leased

					Owned or
Owner/Lessee	Address	City	State	Zip	Leased
Mobile Storage Group	3902 Esplanade	Chico	CA	95973-0200	Leased
Mobile Storage Group	5858 Westside Rd	Redding	CA	96001	Leased
Mobile Storage Group	874 S. Lake Drive	Lancaster	SC	29720	Leased
Mobile Storage Group	1465 East 130th Street	Chicago	IL	60633	Owned
Mobile Storage Group	2486 W. McKinley Ave	Fresno	CA	93728	Owned
Mobile Storage Group	15100 San Pedro St.	Gardena	CA	90248	Owned

Owned Or
Owner/Lessee	Address	City	State	Zip	Leased
Ravenstock MSG Ltd.	Ravenstock House, 28 Falcon Court, Preston Farm Business Park	Stockton-on-Tees		TS18 3TX UK	Leased
Ravenstock MSG Ltd.	Land and Premises Herald Avenue Truimph Trading Estate Speke	Liverpool		L24 9GG UK	Leased
Ravenstock MSG Ltd.	Old Transport Depot Philadephia Complex Houghton le Springs	Sunderland		DH4 4UG UK	Leased
Ravenstock MSG Ltd.	Land and Buildings On East side of Barnsley Road Newmillerdam	Wakefield		WF2 2QW UK	Leased
Ravenstock MSG Ltd.	Carrington Business park Manchester Road Carrington	Manchester		M31 4DD UK	Leased
Ravenstock MSG Ltd.	Area 38b AutobaseInd. Park Tipton Road Tividale	Birmingham		B69 3AG UK	Leased
Ravenstock MSG Ltd.	Clarke Square Captuthall Road Deans Livingstone	Edinburgh		EH54 8SG UK	Leased
Ravenstock MSG Ltd.	1 Hallstown Road Ballinderry upper Lisburn	Belfast		BT28 2NE	Leased
Ravenstock MSG Ltd.	Stanton Works Lows LaneStanton-by-Dale Ilkeston	Nottingham		DE7 4QU UK	Leased
Ravenstock MSG Ltd.	Land at Barras Lane Barras Lane Ind Est. Dalston	Carlisle		CA7 7ND UK	Leased
Ravenstock MSG Ltd.	Compound Adjacent to Unit 38 Heysham Business Park Middleton Road	Heysham		LA3 3PP UK	Leased
Ravenstock MSG Ltd.	Teesport Commerce Park Dockside Road Southbank	Middlesborough		TS6 6UZ	Leased

Owned Or
Owner/Lessee	Address	City	State	Zip	Leased
Ravenstock MSG Ltd.	3 Hornock Road Coatbridge Lanarkshire	Glasgow		ML5 2QA UK	Leased
Ravenstock MSG Ltd.	Unit 3 Manby Road	Immingham		DN40 3DX UK	Leased
Ravenstock MSG Ltd.	Woodham Ind Park Creighton Road Woodham Aylesbury	London		HP18 0QE UK	Leased
Ravenstock MSG Ltd.	Land and Buildings at Bakers Wharf Millbank St	Southampton		SO14 5QQ	Leased
Ravenstock MSG Ltd.	Unit G14 North Road Bridgend Ind. Est. North Road, Bridgend Ind. Est.	Bridgend		CF31 3TP UK	Leased Owned *
Ravenstock MSG Ltd.	Worthy Road Chittening Industrial Est. Avonmouth Greensplott Road Chittening Industrial Est. Avonmouth	Bristol		BS11 0YB UK	Leased
Ravenstock MSG Ltd.	Albion Parade Gravesend Kent	Gravesend		DA12 2RN UK	Leased
Ravenstock MSG Ltd.	C/0 Peppers Warehousing Blyth Road Calton Forest Worksop Notts	Sheffield		S81 0TP UK	Leased
Ravenstock MSG Ltd.	Riverside Avenue West Manningtree Essex	Manningtree		CO11 1UN UK	Owned

Schedule 8.12
Surety Obligations

104024534	Mobile Mini, Inc.	Pennsylvania Turnpike CoUS Companyssion, Credit and Collections Manager	$3,000.00	PA Toll Charge Bond	04/10/08	04/10/09	Travelers Casualty and Surety Company of America	$100.00
104120445	Mobile Mini, Inc.	Department of Building and Fire Safety Office of Administration	$25,000.00	Motor Vehicle-Mobile Home Dealer License Bond: D-10 Dealer of Factory Built Buildings	10/15/07	10/15/08	Travelers Casualty and Surety Company of America	$250.00
104120446	Mobile Mini, Inc.	State of AZ, Motor Vehicle Division	$10,000.00	AZ Manufactured Housing License Bond: M-9A Manufacturer of Factory-Built Buildings	10/15/07	10/15/08	Travelers Casualty and Surety Company of America	$100.00
104120448	Mobile Mini-Tulsa	State of OK, Dept. of Public Safety, Size & Weight Permit Division	$5,000.00	Excess Size & Weight Permit Bond	10/29/07	10/29/08	Travelers Casualty and Surety Company of America	$100.00
104120454	Mobile Mini, Inc.	State of Oklahoma, Dept. of Public Safety, Size & Weight Permit Division	$5,000.00	Excess Size & Weight Permit bond	11/08/07	11/08/08	Travelers Casualty and Surety Company of America	$100.00
104120474	Mobile Mini, Inc.	State of Arizona, Department of Transportation Motor Vehicle Division	$25,000.00	AZ Motor Vehicle Dealer License Bond	12/31/07	12/31/08	Travelers Casualty and Surety Company of America	$250.00
104194262	Mobile Mini of Ohio, LLC	State of Ohio, Department of Transportation	$200,000.00	Excess Loads Over State Highways Permit Bond	01/22/08	01/22/09	Travelers Casualty and Surety Company of America	$2,000.00

104194263	Mobile Mini, Inc.	State of AZ, Motor Vehicle Division	$3,000.00	IFTA (Fuel Tax) Bond	01/07/08	01/07/09	Travelers Casualty and Surety Company of America	$100.00
104194278	Mobile Mini, Inc.	State of NM	$5,000.00	Modular Structures License/Permit Bond	03/07/08	03/07/09	Travelers Casualty and Surety Company of America	$100.00
104194288	Mobile Mini of Ohio, LLC	West Virginia Division of Highways, Finance Division	$4,000.00	Permit to haul, transport and move weights & oversize vehicles	01/23/08	01/23/09	Travelers Casualty and Surety Company of America	$100.00
104260816	Mobile Mini, Inc.	State of Arkansas	$1,000.00	Excess Weight/Size Permit Bond	05/24/08	05/24/09	Travelers Casualty and Surety Company of America	$100.00
104285594	Craig Nelson	State of California	$20,000.00	CA Auctioneer Bond	06/07/06	06/07/08	Travelers Casualty and Surety Company of America	$370.00
104285597	David Lopez	State of California	$20,000.00	CA Auctioneer Bond	09/14/06	09/14/08	Travelers Casualty and Surety Company of America	$350.00
104367383	Mobile Mini, Inc.	State of New Mexico, Regulation & Licensing Department, Construction Industries Division	$20,000.00	Modular Structure Certification Bond	09/09/07	09/09/08	Travelers Casualty and Surety Company of America	$200.00
104502832	Mobile Mini, Incorporated	State of Tennessee, Department of Commerce and Insurance	$100,000.00	Manufacturer of Modular Building Units Surety Bond	06/30/08	06/30/09	Travelers Casualty and Surety Company of America	$1,000.00

104502835	Mobile Mini, Incorporated	State of Tennessee, Department of Commerce and Insurance	$25,000.00	Installer of Modular Building Units Bond	06/30/08	06/30/09	Travelers Casualty and Surety Company of America	$250.00
104502836	Mobile Mini, Incorporated	State of Tennessee, Department of Commerce and Insurance	$50,000.00	Dealer of Modular Building Units Bond	06/30/08	06/30/09	Travelers Casualty and Surety Company of America	$500.00
104502837	Mobile Mini, Incorporated	State of Tennessee, Department of Commerce and Insurance	$25,000.00	Installer of Modular Building Units Bond	06/30/08	06/30/09	Travelers Casualty and Surety Company of America	$250.00
104502838	Mobile Mini, Incorporated	State of Tennessee, Department of Commerce and Insurance	$50,000.00	Dealer of Modular Building Units Bond	06/30/08	06/30/09	Travelers Casualty and Surety Company of America	$500.00
104502839	Mobile Mini, Incorporated	State of Tennessee, Department of Commerce and Insurance	$25,000.00	Installer of Modular Building Units Bond	06/30/08	06/30/09	Travelers Casualty and Surety Company of America	$250.00
104502840	Mobile Mini, Incorporated	State of Tennessee, Department of Commerce and Insurance	$50,000.00	Dealer of Modular Building Units Bond	06/30/08	06/30/09	Travelers Casualty and Surety Company of America	$500.00
104531439	Dennis D’Assis	People of the State of California	$20,000.00	Auctioneer Bond	08/23/07	08/23/09	Travelers Casualty and Surety Company of America	$400.00
104531447	Cathy Rodriguez	People of the State of California	$20,000.00	Auctioneer Bond	09/01/07	09/01/09	Travelers Casualty and Surety Company of America	$400.00

104675289	Lora Kirsten	People of the State of California	$20,000.00	Auctioneer Bond	04/26/08	04/26/10	Travelers Casualty and Surety Company of America	$370.00
104762618	Mobile Mini, Inc.	State of Maryland, State Highway Administration	$5,000.00	Credit Hauling Permit Bond	07/21/08	07/21/09	Travelers Casualty and Surety Company of America	$100.00
104814587	Andrew Lemen	People of the State of California	$20,000.00	CA Auctioneer Bond	12/27/06	12/27/08	Travelers Casualty and Surety Company of America	$370.00
104814588	Nathan Mueller	People of the State of California	$20,000.00	CA Auctioneer Bond	12/27/06	12/27/08	Travelers Casualty and Surety Company of America	$370.00
104980860	Mobile Mini, Inc.	Dorothy Walker Bush and A. Campos	$126,000.00	Replevin Bond	10/19/07	10/19/08	Travelers Casualty and Surety Company of America	$1,260.00
104980874	Mobile Mini, Inc.	State of Arizona, Department of Building and Fire Safety Office of Administration	$10,000.00	M-9A Manufacturer of Factory-Built Buildings License Bond	02/03/08	02/03/09	Travelers Casualty and Surety Company of America	$100.00
105036860	Mobile Mini, Inc.	Terry Lee Gross, individually, and d/b/a T&L Entertainment	$29,000.00	Replevin Bond	12/12/07	12/12/08	Travelers Casualty and Surety Company of America	$290.00

105036865	Mobile Mini, Inc.	MILTON CHAMBERS MCKNIGHT and, LAKEYSHA SHARDA MCKNIGHT d/b/a LAKES AUTO REPAIR DONALD POWERS AND JOAN POWERS	$5,858.66	Replevin Bond, US COMPANY#LS40PZS0050, ISO #8608299	01/09/08	01/09/09	Travelers Casualty and Surety Company of America	$100.00
105036867	Tara Smyth	State of California	$20,000.00	CA Auctioneer Bond	02/13/08	02/13/10	Travelers Casualty and Surety Company of America	$370.00
929177586	Mobile Mini, Inc.	State of AZ, Department of Building and Fire Safety Office of Administration	$25,000.00	AZ Manufactured Housing License Bond	01/14/08	01/14/09	Western Surety Company	$500.00
929260871	Mobile Mini, Inc.	Commonwealth of Pennsylvania, Dept. of Transportation	$5,000.00	Excess Weight Permit Bond	09/16/07	09/16/08	Western Surety Company	$100.00
AM0686	Debora A. Enyeart	State of Arizona	$35,000.00	$5,000 AZ Notary Bond with $30,000 E&O	04/15/08	04/14/12	Contractors Bonding and Insurance Company	$100.00
AZ381905/AZ381906	Patricia A. Bickerstaff	State of AZ	$20,000.00	$5,000 Notary Bond/$15,000 E&O Policy	10/27/04	10/26/08	Merchants Bonding Company (Mutual)	$100.00
AZ385534/AZ385535	Alice De Rosso	State of Arizona	$20,000.00	AZ $5,000 Notary Bond/$15,000 E&O Policy	02/05/05	02/04/09	Merchants Bonding Company (Mutual)	$100.00
PRS1190182	Shirley A. Pullen	State of Arizona	$20,000.00	$5,000 Notary Bond & $15,000 E&O Policy	06/09/06	06/08/10	RLI Insurance Company	$100.00

41097783	Mobile Storage Group, Inc.	Pennsylvania Turnpike Commission	$3,000	License/Permit	10/31/08	South Coast Surety
69616291	Mobile Storage Group	State of Tennessee	$25,000	Motor Vehicle Dealer	9/30/08	Western Surety/CNA
41097784	Mobile Storage Group	Town of Newbury, MA	$25,000	License/Permit	10/31/08	South Coast Surety
41097785	Mobile Storage Group	State of Arkansas	$1,000	Highway & Transportation Permit	10/31/08	South Coast Surety
929133554	Mobile Storage Group	Maine Turnpike Authority	$5,000	Toll Bond	12/31/08	Western Surety/CNA
08743398	Mobile Storage Group	Borough of South Plainfield, NJ	$8,952	Subdivision/On-Site Improvement	Site improvement bonds do not expire; must be cancelled once work has been completed	Fidelity & Deposit Company of Maryland
41097782	Mobile Storage Group	State of Georgia	$20,000	Motor Vehicle Dealer	12/31/08	Platte River Insurance Company
69605483	Mobile Storage Group	Commonwealth of Pennsylvania	$20,000	Motor Vehicle Dealer	8/31/08	Western Surety/CNA
41088166	Mobile Storage Group	State of Arizona	$25,000	Commercial Coach Dealer	9/30/08	South Coast Surety
69616310	Mobile Storage Group	State of New Jersey	$10,000	Motor Vehicle Dealer	12/31/08	Western Surety/CNA

Schedule 8.18
Restrictions
Mobile Mini, Inc.

Title of Contract	Identity of Parties	Nature of Restriction	Term of Contract
6.875% Senior Notes due 2015	Issuer: Mobile Mini, Inc.	Various negative covenants	May 2015
Mobile Storage Group

Nature of
Title of Contract	Identity of Parties	Restriction	Term of Contract
9.75% Senior Notes due 2014	Issuers: Mobile Storage Group, Inc., Mobile Services Group, Inc.	Various negative covenants	August 1, 2014

Schedule 8.19
Litigation
None.

Schedule 8.21
Leases
Mobile Mini, Inc. Real Property Leases

Lessee	Lessor	Property Covered
Mobile Mini, Inc.	Biltmore SE Valley Portfolio	7420 S Kyrene Rd., Tempe, Arizona 85283
Mobile Mini, Inc.	Freeway 36th Street Partners	3649 E. 36th St, Phoenix, Arizona 85040
Mobile Mini, Inc.	Theodore Matz	34th/Freeway, Phoenix, Arizona 85040
Mobile Mini, Inc.	CAZ Ent., LLC	3848/3434 E. Wood, Phoenix, Arizona 85040
Mobile Mini, Inc.	HJH, LLC	2727 N Flowing Wells, Tucson, Arizona 85705
Mobile Mini, Inc.	3&2 Enterprises	1485 W Glenn, Tucson, Arizona 85705
Mobile Mini LLC (CA)	Best California Gas	NW Corner of Locust Ave & Lowell St., Rialto, California 92377
Mobile Mini LLC (CA)	Mobile Mini Systems, Inc.	2660 N Locust, Rialto, California 92377
Mobile Mini, LLC (CA)	Ennis Family Realty	12538 Vigilante Rd., Lakeside, California 92040
Mobile Mini LLC (CA)	Crosthwaite Circle, LLC	12345 Crosthwaite Circle, Poway, California 92064
Mobile Mini I, Inc.	John S. Beeson Trustee (KNA)	12000 Hirsh Rd, Houston, Texas 77050
Mobile Mini I, Inc.	Helton Family Trust	5930 Winfield Rd, Houston, Texas 77050
Mobile Mini I, Inc.	Ron Carrillo	18780 IH 35 North, Ste E, Schertz, Texas 78154
Mobile Mini I, Inc.	Jack Wheeler	601 N. Red Bud Lane, Round Rock, Texas 78665
Mobile Mini I, Inc.	PDC Land and Cattle Company	2211 County Road 111, Georgetown, Texas 78626
Mobile Mini, Inc.	G&D Family Trust (Coker Equip Co)	4880 E. Carey Ave., Las Vegas, Nevada 89115
Mobile Mini, Inc.	James/Carmen Davis	6070 N Hollywood, Las Vega, Nevada 89115
Mobile Mini, Inc.	John & Ana Ayala dba Ayala	5328 Edith Blvd., NE, Alburquerque, New Mexico 87107
Mobile Mini LLC (DE)	Raymond Weigel	5300 Eudora, Commerce City, Colorado 80022
Mobile Mini, Inc.	Jim M Phillips	12044 E Pine St, Tulsa, Oklahoma 74116
Mobile Mini LLC (DE)	Stephen J. Schnurr	2905 Capital Drive, Colorado Springs, Colorado 80939
Mobile Mini, Inc.	Cleastor Lane LLC	39039 Cleastor Ln, Prairieville, Louisiana 70769
Mobile Mini, Inc.	Tommy & Joye Starkey	5553 Hickory Hill Rd, Memphis, Tennessee 38141
Mobile Mini, Inc.	Great Western Leasing	95 N 700 West, Suite E, North Salt Lake City, Utah 84054
Mobile Mini, Inc.	Airline Towing Inc./J.R. Bramlett	12658 S Winchester, Calumet Park, Illinois 60827
Mobile Mini, Inc.	Walker Construction Co, Inc	1742 Transport Lane, Knoxville, Tennesse 37924
Mobile Mini, Inc.	Michiels International Inc	21818 76th Drive SE, Woodinville, Washington 98072
Mobile Mini I, Inc.	Silvia A. Martinez (A-1 Auto Parts)	11150 Gateway E., El Paso, Texas 79927
Mobile Mini I, Inc.	Allen Stephenson	9800 W Expressway 83, Harlingen, Texas 78552

Lessee	Lessor	Property Covered
Mobile Mini, Inc.	Diversified Container Services	8825 Moncrief Road/Dinsmore Road Jacksonville, Florida 32219
Mobile Mini, Inc.	Bergeron Park of Commerce-North Family Limited Partnership	5900 SW 202 Ave, Pembroke Pines, Florida 33332
Mobile Mini, Inc.	Flex Industrial Corp	16590 Gator Road, Ft. Myers, Florida 33912
Mobile Mini, Inc.	The Churchill Group	11622 Boggy Creek Rd, Orlando, Florida 32824
Mobile Mini, Inc.	The Churchill Group	6000 Hartford Street, Tampa, Florida 33619
Mobile Mini, Inc.	Stephen & Barbara Baseman	4004 S. 50th Street, Tampa, Florida 33619
Mobile Mini, Inc.	VNJ Properties, LLC	4020 S US HWY 41, Tampa, Florida 33619
Mobile Mini, Inc.	Rock Chapel 15, LLC	1985 Rock Chapel Rd 30058, Lithonia, Georgia 30058
Mobile Mini I, Inc.	C.C. Crane and Rigging Inc.	8421 Up River Rd, Corpus Christi, Texas 78409
Mobile Mini, Inc.	Hart Industrial Park, L.L.C.	352 S 62nd St, Kansas City, Kansas66111
Mobile Mini, Inc.	Gregory G. Schaal	5223 S 9th Street, Milwaukee, Wisconsin 53221
Mobile Mini, Inc.	DHF Properties, LLC	7013 Statesville Road, Charlotte, North Carolina 28269
Mobile Mini, Inc.	Gary R Ealey	214 Freehill Road, Hendersonville, Tennessee 37075
Mobile Mini LLC (CA)	Rafael Sandoval	16351 S. McKinley Avenue, Lathrop, California 95330
Mobile Mini, Inc.	DE Associates	2231 Wendell Road, Wendell, North Carolina 27591
Mobile Mini, Inc.	C.E. Barnes	13726 Buffalo Road, Clayton, North Carolina 27527
Mobile Mini, Inc.	Weber Holdings	871 Buckeye Park Rd., Columbus, Ohio 43207
Mobile Mini, Inc.	Ronald & Louise Edmondson	7508 McArthur Dr, Little Rock, Arkansas 72118
Mobile Mini, Inc.	J.T.F.P. LP	4006 N. Broadway, St. Louis, Missouri 63102
Mobile Mini I, Inc.	Blue Mound Business Park, LLC	1140 Blue Mound Rd. West 105, Haslet, Texas 76052
Mobile Mini, Inc.	V.C. Properties, Inc.	2710 Millers Lane, Louisville, Kentucky 40216
Mobile Mini, Inc.	R L Honbarrier Co	1139 Walter Price Dr, Cayce, South Carolina 29033
Mobile Mini, Inc.	PA II	Storage Lot behind 1143 Walter Price Dr, Cayce, South Carolina 29033
Mobile Mini, Inc.	Patrick O’Malley	4254 N Point Rd, Ste 106, Baltimore, Maryland 21222
Mobile Mini, Inc.	225 Lincoln Properties, LP	225 Lincoln Highway, Fairless Hills, Pennsylvania 19030
Mobile Mini, Inc.	Canadian Pacific Railway Co.	30 Newbridge Road, Toronto, Canada M82 2L7 CN
Mobile Mini, Inc.	CJ Haley Jr (Porter Realty Co.)	105 Ashcake Rd, Ashland, Virginia 23005
Mobile Mini, Inc.	Algarve Realty Corporation	40 Meadowbrook Rd, Brockton, Massachusetts 02301
Mobile Mini, Inc.	R&B Realty LLC	21900 Hoover, Macomb, Michigan 48089
Mobile Mini, Inc.	Wynn Investments, LLC	5930 NE Cully Blvd., Portland, Oregon 97128
Mobile Mini, Inc.	POR-MKR Real Estate, LLC	21044 Chippendale Court, Farmington, Minneapolis 55024
Mobile Mini, Inc.	Gateway South LLC	2104 W Epler Ave, Indianapolis, Indiana 46217

Lessee	Lessor	Property Covered
Mobile Mini, Inc.	Guest Inc	981 Steen Road, Bridgeville, Pennsylvania 15017
Mobile Mini, Inc.	Terhaar & Cronley	8791 Paul Starr Dr., Pensacola, Florida 32514
Mobile Mini LLC (CA)	Hayward Breakwater	3503 Breakwater Court, Hayward, California 94545
Mobile Mini LLC (CA)	Pavich, Nicolai, and Colmer	5250 N Barcus Ave, Fresno, California 93722
Mobile Mini, Inc.	VPEG, LLC	2222 Oriskany Street, Utica, New York 13502
Mobile Mini LLC (CA)	Robert & Kathleen Skinner	23422 Clawiter Road, Hayward, California 94545
Mobile Mini, Inc.	Jenwill & Associates	2888 North Mead, Wichita, Kansas 67219
Mobile Mini, Inc.	Maxham Warehousing Company, Inc.	51 Minister Brook Road, Worcester, Vermont 05682
Mobile Mini, Inc.	South Fraserway Development Ltd.	30758/30796 S. Fraser Way, Vancouver, Canada V2T 6L4 CN
Mobile Mini, Inc.	McAllister Courier Inc	7643 Queen’s Line, Chatham, Ontario Canada N7M 5J5 CN
Mobile Mini, Inc. Operating and Capital Leases

Lease Type
(Operating or
Lessee	Lessor	Property Covered	Capital)
US Company	Bank of America Note # 40894-11500	Trucks, Tractors, and Trailers, Forklifts, and miscellaneous vehicle accessories	Operating Lease
US Company	National City Commerce Note # 60789000	Trucks, Tractors, Trailers and miscellaneous vehicle accessories	Operating Lease
US Company	National City Commerce Note # 60790000	Trucks, Tractors, Trailers and miscellaneous vehicle accessories	Operating Lease
US Company	National City Commerce Note # 71961000	Trucks, Tractors, Trailers and miscellaneous vehicle accessories	Operating Lease
US Company	National City Commerce Note # 729370000	Trucks, Tractors, Trailers and miscellaneous vehicle accessories	Operating Lease
US Company	Chase Equipment Note # 119660	Tractors and Trailers	Operating Lease
US Company	Chase Equipment Note # 120308	Tractors and Trailers	Operating Lease
US Company	Chase Equipment Note # 120271	Tractors and Trailers	Operating Lease

Lease Type
(Operating or
Lessee	Lessor	Property Covered	Capital)
US Company	Chase Equipment Note # 121514	Tractors and Trailers	Operating Lease
US Company	Chase Equipment Note # 124542	Tractors and Trailers	Operating Lease
US Company	Various	Various small office machinery and equipment	Operating Lease
Mobile Mini UK Limited Operating and Capital Leases

Lease Type
Lessee	Lessor	Property Covered	(Operating or Capital)
Mobile Mini UK Limited.	Lloyds Autolease	Company cars	Operating Lease
Mobile Mini UK Limited.	Various	Various small office machinery and equipment	Operating Lease
Mobile Mini UK Limited.	CF Asset Finance Limited	Photocopier	Capital Lease
Mobile Mini UK Limited.	Phillip Marsh	Rent of HO office premises	Operating Lease
Mobile Mini UK Limited.	Oakland Pride	Rent of 702 depot	Operating Lease
Mobile Mini UK Limited.	St Modwen	Rent of 703 depot	Operating Lease
Mobile Mini UK Limited.	PDM ltd	Rent of 704 depot	Operating Lease
Mobile Mini UK Limited.	Langley Industries	Rent of 706 depot	Operating Lease
Mobile Mini UK Limited.	JMD Haulage	Rent of 707 depot	Operating Lease
Mobile Mini UK Limited.	The Bristol Port	Rent of 708 depot	Operating Lease
Company

Mobile Storage Group Real Property Leases

Lessee	Lessor	Property Covered
Mobile Storage Group, Inc.	Diskeeper Corporation	7590 N. Glenoaks Blvd.	Burbank	CA	91504
Mobile Storage Group, Inc.	EOP-700 North Brand, L.L.C.	700 N. Brand Blvd., Suite 1000	Glendale	CA	91203
Mobile Storage Group, Inc.	Korman/Lederer Management Co.	3000 Dundee Road, Suite 306	Northbrook	IL	60062-2434
Mobile Storage Group, Inc.	Pops Investment Co., LLC	4188 S. 300 W.	Murray	UT	84107-1413
Mobile Storage Group, Inc.	ECCO Equipment Corporation	1108 West 200 South	Lindon	UT	84042
Mobile Storage Group, Inc.	Ace Disposal, Inc.	135 South 1200 West	Lindon	UT	84042
Mobile Storage Group, Inc.	Randy Lloyd	85 5th Avenue	Milton	WA	98354-9743
Mobile Storage Group, Inc.	Diamond Sloan, LLC	14425 Arville Street	Las Vegas	NV	89124
Mobile Storage Group, Inc.	Winterview Lakeside LLC	1744 Industrial Road	Bullhead City	AZ	86442
Mobile Storage Group, Inc.	East Bay Leasing	1700 Neptune Dr.	San Leandro	CA	94577
Mobile Storage Group, Inc.	Jimmy Robinson Family Trust	801 Roth Road	French Camp	CA	95231-9777
Mobile Storage Group, Inc.	U.S.A. Towing, Inc.	637 Abbott Street	Salinas	CA	93901
Mobile Storage Group, Inc.	Shiloh Road, LLC	470 Caletti Avenue	Windsor	CA	95492
Mobile Storage Group, Inc.	The Hallett Family Trust dtd 2/12/97	6384 Monterey Road	Paso Robles	CA	93446
Mobile Storage Group, Inc.	Harris Realty Company LLC	2400 Roosevelt Ave.	South Plainfield	NJ	07080-1468
Mobile Storage Group, Inc.	Gene’s Auto Wreckers	499 Hollywood Ave.	South Plainfield	NJ	07080
Mobile Storage Group, Inc.	James W. Waters	505 Blue Ball Rd., Bldg 125	Elkton	MD	21921
Mobile Storage Group, Inc.	James Lomma	701 Pittman Road	Baltimore	MD	21226-1721
Mobile Storage Group, Inc.	Douglas Nosbisch	4801 Belle Grove Road	Baltimore	MD	21225
Mobile Storage Group, Inc.	Eastside Development	6401 E. 30th Street	Indianapolis	IN	46219-1006
Mobile Storage Group, Inc.	Mary Franks	11042 Southwest US Highway 287	Rhome	TX	76078
Mobile Storage Group, Inc.	Jamcar Partners Limited	3711 Oates Rd.	Houston	TX	77013-4103
Mobile Storage Group, Inc.	Danny Patel	555 West Freeway	Vidor	TX	77662
Mobile Storage Group, Inc.	PV Realty	12905 NW 32nd Ave.	Opa Locka	FL	33054
Mobile Storage Group, Inc.	Jose Polo	3121 N.W. 131 St.	Opa Locka	FL	33054
Mobile Storage Group, Inc.	J. Johnson Investments	171A Riverside Road	Newark	OH	43055
Mobile Storage Group, Inc.	G & K Rentals, Ltd.	8045 Dawnwood Avenue NE	Canton	OH	44652
Mobile Storage Group, Inc.	Dodd & Freeman LLC	361 Highway 183	Piedmont	SC	29673-7333
Mobile Storage Group, Inc.	Seco Properties II, LLC	2570 Campbell Boulevard	Ellenwood	GA	30294
Mobile Storage Group, Inc.	MG Investments	16328 N IH 35	Austin	TX	78728-2503
Mobile Storage Group, Inc.	Tana Boren 1999 Trust	16328 N IH 35	Austin	TX	78728-2503
Mobile Storage Group, Inc.	Renfro Utilities Inc.	7401 South I-35	Belton	TX	76513-8020

Lessee	Lessor	Property Covered
Mobile Storage Group, Inc.	Southern Landmark Development	220 Piper Lane	Alabaster	AL	35007
Mobile Storage Group, Inc.	Choctaw Transport, Inc.	800 West Bay Bridge	Prichard	AL	36610
Mobile Storage Group, Inc.	Vista Executive Center c/o DAS Property Management	640 Escondido Avenue #116	Vista	CA	92083
Mobile Storage Group, Inc.	Marjorie and/or Thomas Gordon	545 E. Mission Road	San Marcos	CA	92069
Mobile Storage Group, Inc.	Joeneal Group, L.L.C.	1163 La Media Road	San Diego	CA	92154
Mobile Storage Group, Inc.	Bob Zadina Trucking, Inc.	2010 Stonehurst Ave.	Rialto	CA	92377-8515
Mobile Storage Group, Inc.	De Lara Towing	48050 Harrison Street	Coachella	CA	92236
Mobile Storage Group, Inc.	Atlantic Coast Investments	3 Palmetto Court	Gaston	SC	29053-8506
Mobile Storage Group, Inc.	Atlantic Coast Investments	3032 Caterpillar Lane	Florence	SC	29506-8109
Mobile Storage Group, Inc.	Clark Burge	510 National Avenue	Augusta	GA	30901-3840
Mobile Storage Group, Inc.	Feakle, Inc.	108 Newburyport Turnpike	Newbury	MA	01951-1606
Mobile Storage Group, Inc.	RCG Group, LLC	4211 Georgia Ave.	Nashville	TN	37209-2357
Mobile Storage Group, Inc.	RCG Group, LLC	707 44th Avenue North	Nashville	TN	37209
Mobile Storage Group, Inc.	Sam Beavers	2699 Waterlevel Highway	Cleveland	TN	37323
Mobile Storage Group, Inc.	Claire A. Nielsen and Trust	3211 S. 43rd Avenue	Phoenix	AZ	85009-6048
Mobile Storage Group, Inc.	James R. Dedolph	3005 E. Benson Hwy	Tucson	AZ	85706-1711
Mobile Storage Group, Inc.	Martha 1985 Chester LLC	13301 Great Coastal Drive	Chester	VA	23836
Mobile Storage Group, Inc.	Musil Family Partners, L.P.	14741 Montana Ave.	El Paso	TX	79938-7245
Mobile Storage Group, Inc.	Roger Stebbins & Joe Kendrick	11020 Hwy. 69 N	Tyler	TX	75706
Mobile Storage Group, Inc.	ADK Investments Inc.	4110 South First Street	Lufkin	TX	75901-7316
Mobile Storage Group, Inc.	Kathryn D. Gaines	3703 Gillespie Street	Fayetteville	NC	28306-9050
Mobile Storage Group, Inc.	Sapp Intermodal Transportation	114 Gulfstream Road	Savannah	GA	31408-9680
Mobile Storage Group, Inc.	J & R Properties, LLC	7101 Bryhawke Circle	North Charleston	SC	29418-3330
Mobile Storage Group, Inc.	GCB Real Estate and Investments, LLC	3236 Landmark Drive, Suite 119	North Charleston	SC	29418
Mobile Storage Group, Inc.	Garco Leasing LLC	14120 South Meridian 14140 South Meridian 14401 South Meridian	Oklahoma City	OK	73173
Mobile Storage Group, Inc.	Boralis, Inc.	3131 S.E. Loop 410	San Antonio	TX	78222-3100
Mobile Storage Group, Inc.	Vette IV Corp.	3801 118th Ave. North	Clearwater	FL	33762
Mobile Storage Group, Inc.	HWK Investments	1015 Old York Road	Etters	PA	17319
Mobile Storage Group, Inc.	Pyne Freight Lines, Inc.	1000 Union St	Taylor	PA	18517-1607

Lessee	Lessor	Property Covered
Mobile Storage Group, Inc.	Hensler Family Trust u/t/a dated February 26, 2003	8160 Junipero Street	Sacramento	CA	95828
Mobile Storage Group, Inc.	Anderson Towing Service, Inc.	1388 Glendale Avenue	Sparks	NV	89431
Mobile Storage Group, Inc.	RAH Stockton Properties, LLC	2701 S Highway 99	Stockton	CA	95215
Mobile Storage Group, Inc.	Hill Living Trust UAD 1/21/03	348 Phelan Avenue	San Jose	CA	95112
Mobile Storage Group, Inc.	1102 Ferry Avenue LLC	1102 Ferry Avenue	Camden	NJ	08104
Mobile Storage Group, Inc.	KEEVMO, LLC	3213 Gibson Street	Bakersfield	CA	93308-5208
Mobile Storage Group, Inc.	Dale & Carol Spooner	42207 3rd Street East	Lancaster	CA	93535-5314
Mobile Storage Group, Inc.	Billy LaMar Wilkins, Sr.	42159 3rd Street East	Lancaster	CA	93535-5316
Mobile Storage Group, Inc.	JWJ Investments	5001 West Bethany Road	North Little Rock	AR	72117
Mobile Storage Group, Inc.	Bishop Aviation	5783 Central Ave.	Hot Springs	AR	71913
Mobile Storage Group, Inc.	Cherokee Capital Trust	2900 E. Airport Fwy	Irving	TX	75062
Mobile Storage Group, Inc.	RRJ Partnership	3409 McCarty Dr.	Houston	TX	77029
Mobile Storage Group, Inc.	John Stebbins & PBT-MJP, LLC	6816 West I-40	Oklahoma City	OK	73128
Mobile Storage Group, Inc.	Commack G, LLC	1158 Jericho Turnpike	Commack	NY	11725-3003
Mobile Storage Group, Inc.	David & Greta Hall	6601 East US Highway 40	Kansas City	MO	64129
Mobile Storage Group, Inc.	Norman Shore	4800 Bulwer Avenue	St. Louis	MO	63147
Mobile Storage Group, Inc.	6810 Prescott Avenue LLC	6810 Prescott Avenue	St. Louis	MO	63147
Mobile Storage Group, Inc.	Darel Jacobson	103 Kennedy Road	Fergus Falls	MN	56537
Mobile Storage Group, Inc.	Satellite Shelters, Inc.	630 30th Avenue	MINNEAPOLIS	MN	55418
Mobile Storage Group, Inc.	Satellite Shelters, Inc.	20050 75th Avenue North	HAMEL	MN	55340-9459
Mobile Storage Group, Inc.	Satellite Shelters, Inc.	2077 Ronald Avenue	WHITE BEAR LAKE	MN	55110
Mobile Storage Group, Inc.	TJS LLC	1727 Cleveland Avenue, S.W.	Roanoke	VA	24016-3133
Mobile Storage Group, Inc.	TJS LLC	2141 Patterson Avenue SW	Roanoke	VA	24016-3133
Mobile Storage Group, Inc.	Buster Wright	2817 Bill Wright Road	Jefferson	GA	30549
Mobile Storage Group, Inc.	D. Troyer, LLC	6400 Colorado Boulevard	Commerce City	CO	80022-2216
Mobile Storage Group, Inc.	Rizzo Properties L.L.C.	22445– 22449 Groesbeck Highway	Warren	MI	48089
Mobile Storage Group, Inc.	Thompson’s Point	11 Thompson’s Point	Portland	ME	04102
Mobile Storage Group, Inc.	Thompson’s Point	11 Thompson’s Point	Portland	ME	04101-1914
Mobile Storage Group, Inc.	United Rentals, Inc.	265 George Washington Highway	Smithfield	RI	02917
Mobile Storage Group, Inc.	Edwin and Patricia Boyer	6731 Linwood Avenue	Shreveport	LA	71106-2623

Lessee	Lessor	Property Covered
Mobile Storage Group, Inc.	Gibney Leasing Corp. of Florida	500 Rock Road North	Fort Pierce	FL	34945
Mobile Storage Group, Inc.	John A. and Robertta M. Robinson	450 Cox Road	Cocoa	FL	32926-4212
Mobile Storage Group, Inc.	Steeple Square Court Associates, LLC	618 Three Sisters Road	Knightdale	NC	27545-8204
Mobile Storage Group, Inc.	Salem Leasing Corporation	3415 US Highway 70 East	Durham	NC	27703-9407
Mobile Storage Group, Inc.	Spengler Real Estate Holdings, LLC	2126 Camden Avenue	Durham	NC	27704
Mobile Storage Group, Inc.	Pierre A. & Carolyn E. Goria	4444 Burlington Road	Greensboro	NC	27405-8621
Mobile Storage Group, Inc.	Thomas J. Ratterman	6312 State Route 128	Miamitown	OH	45041
Mobile Storage Group, Inc.	Howde, LLC	38421 N. Robert Wilson Road	Gonzales	LA	70737
Mobile Storage Group, Inc.	Cuatro Milpas	1517 North Lexington Blvd.	Corpus Christi	TX	78409
Mobile Storage Group, Inc.	HTS Realty, L.L.C.	2367 East Robinson Avenue	Springdale	AR	72764-5666
Mobile Storage Group, Inc.	HTS Realty, L.L.C.	636 North 145th East Avenue	Tulsa	OK	74116-2111
Mobile Storage Group, Inc.	Parks Limited, Inc.	1028, 1201 and 1301 S. Lyons Avenue	Sioux Falls	SD	57106
Mobile Storage Group, Inc.	Parks Limited, Inc.	27083 Sundowner Avenue	Tea	SD	57064
Mobile Storage Group, Inc.	JD Concrete	1417 East Spruce Street	Mitchell	SD	57301
Mobile Storage Group, Inc.	Parks Limited, Inc.	12300 Stagebarn Trail	Blackhawk	SD	57718
Mobile Storage Group, Inc.	Dooley Oil, Inc.	720 Skyline Drive	Laramie	WY	82072
Mobile Storage Group, Inc.	Ole Rommesmo, Jr.	401 6th Street NW	Hillsboro	ND	58045
Mobile Storage Group, Inc.	Parks Limited, Inc.	1621 23rd Street South	Moorehead	MN	56560
Mobile Storage Group, Inc.	Walt Fredrickson	3445 County Road 139	Mandan	ND	58554
Mobile Storage Group, Inc.	Orville Nesdahl	317 3rd Street NW	Minot	ND	58703
Mobile Storage Group, Inc.	John Willoughby	4401 E. Verdick Road	Minot	ND	58703
Mobile Storage Group, Inc.	Edward L. & Margaret J. Vogel	406 Hartmann Rd	Evans City	PA	16033
Mobile Storage Group, Inc.	Clay County Port, Inc. dba Reynolds Industrial Park	989 Worthington Ave	Green Cove Springs	FL	32043
Mobile Storage Group, Inc.	Richard T. Knowles and Melanie Knowles	3106 17th Street East	Palmetto	FL	34221-6476
Mobile Storage Group, Inc.	Sidney A. Jacobsen	1770 Benchmark Ave	Fort Myers	FL	33905
Mobile Storage Group, Inc.	Bobby Wade and Ella Wade	5899 US Highway 70 W	La Grange	NC	28551-7914

Lessee	Lessor	Property Covered
Mobile Storage Group, Inc.	Lyle Rudolph & Nancy Rudolph	4601 Femrite Drive	Madison	WI	53716-4125
Mobile Storage Group, Inc.	Lyle Rudolph & Nancy Rudolph	304 Atlas Avenue	Madison	WI	53714
Mobile Storage Group, Inc.	David & Manuela Stephens	3902 Esplanade	Chico	CA	95973-0200
Mobile Storage Group, Inc.	Alan Shufelberger	5858 Westside Rd	Redding	CA	96001
Mobile Storage Group, Inc.	H H Smith Properties, LLC	874 S. Lake Drive	Lancaster	SC	29720
Mobile Storage Group Operating and Capital Leases

Lease Type
Lessee	Lessor	Property Covered	(Operating or Capital)

Mobile Storage Group, Inc.	IBM	AS400 Computer	Capital Lease
Mobile Storage Group, Inc.	Greater Bay	Transporation Assets	Capital Lease
Mobile Storage Group, Inc.	De Lage Landen	Transporation Assets	Capital Lease
Mobile Storage Group, Inc.	National City	Transporation Assets	Capital Lease
Mobile Storage Group, Inc.	Stanley Pilas	Containers	Capital Lease

Automobiles and Service Vehicles:
Mobile Storage Group, Inc.	Gator Leasing, Inc	07 Tandem Axle Tractor	Operating Lease
Mobile Storage Group, Inc.	Gator Leasing, Inc	07 Tandem Axle Tractor	Operating Lease
Mobile Storage Group, Inc.	QI EXCHANGE	04 Ford F150	Operating Lease
Mobile Storage Group, Inc.	GMAC PAYMENT PROCESSING	04 Saturn Ion 2 Sdn	Operating Lease
Mobile Storage Group, Inc.	MAZDA AMERICAN CREDIT	07 Mazda MZ6	Operating Lease
Mobile Storage Group, Inc.	MAZDA AMERICAN CREDIT	07 Maxda CX7	Operating Lease
Mobile Storage Group, Inc.	Gator Leasing, Inc	06 Tandem Axle Tractor	Operating Lease
Mobile Storage Group, Inc.	Gator Leasing, Inc	07 Tandem Axle Tractor	Operating Lease
Mobile Storage Group, Inc.	CITICORP LEASING INC	Forklift — SCR	Operating Lease

Lease Type
Lessee	Lessor	Property Covered	(Operating or Capital)

Office Equipment:
Mobile Storage Group, Inc.	Seamless Solutions	Copier	Operating Lease
Mobile Storage Group, Inc.	Pitney Bowes	Mailing Machine	Operating Lease
Mobile Storage Group, Inc.	Pitney Bowes	Mailing Machine	Operating Lease
Mobile Storage Group, Inc.	US Postal Service	Postage Meter	Operating Lease
Mobile Storage Group, Inc.	The Plant Affair	Office Plants	Operating Lease
Mobile Storage Group, Inc.	Pitney Bowes	Copier	Operating Lease
Mobile Storage Group, Inc.	Dolphin Capital	Copier	Operating Lease
Mobile Storage Group, Inc.	Pitney Bowes	Copier	Operating Lease
Mobile Storage Group, Inc.	US Bank	Copier	Operating Lease
Mobile Storage Group, Inc.	Pitney Bowes	Copier	Operating Lease
Mobile Storage Group, Inc.	Quality Copier	Copier	Operating Lease
Ravenstock MSG Ltd. Real Property Leases

Lessee	Lessor	Property Covered

Ravenstock MSG Ltd.		Ravenstock House, 28 Falcon Court, Preston Farm Business Park Stockton-on-Tees TS18 3TX
Ravenstock MSG Ltd.	Valedown Ltd	Land and Premises Herald Avenue Truimph Trading Estate Speke L24 9GG
Ravenstock MSG Ltd.	Chasendale Ltd t/a Philadelphia Estate Company	Old Transport Depot Philadephia Complex Houghton le Springs DH4 4UG
Ravenstock MSG Ltd.	DCT Developments Ltd	Land and Buildings On East side of Barnsley Road Newmillerdam Wakefield WF2 2QW
Ravenstock MSG Ltd.	Shell Chemicals UK Ltd	Carringtn Business park Manchester Road Carrington M31 4DD
Ravenstock MSG Ltd.	Ashtenne Industrial Property Fund	Area 38b AutobaseInd. Park Tipton Road Tividale B69 3AG
Ravenstock MSG Ltd.	West Lothian Council	Clarke Square Captuthall Road Deans Livingstone EH54 8SG
Ravenstock MSG Ltd.	To be confirmed Orginal Landlord Bankrupt	1 Hallstown Road Ballinderry upper Lisburn
Ravenstock MSG Ltd.	St Gobain Pipelines PLC c/o Jewson Property Services	Stanton Works Lows LaneStanton-by-Dale Ilkeston DE7 4QU

Lessee	Lessor	Property Covered
Ravenstock MSG Ltd.	Trustees of Robert Edgar (Cumbria) Ltd	Land at Barras Lane Barras Lane Ind Est. Dalston CA7 7ND
Ravenstock MSG Ltd.	NTG (Converting) Limited	Compound Adjacent to Unit 38 Heysham Business Park Middleton Road Heysham LA3 3PP
Ravenstock MSG Ltd.	PD Teesport	Teesport Commerce Park Dockside Road Southbank Middlesborough
Ravenstock MSG Ltd.	CT Engineering (Scotland) Ltd	3 Hornock Road Coatbridge Lanarkshire ML5 2QA
Ravenstock MSG Ltd.	PD Port Services	Unit 3 Manby Road Immingham DN40 3DX
Ravenstock MSG Ltd.	Firmin Coates Ltd	Woodham Ind Park Creighton Road Woodham Aylesbury HP18 0QE
Ravenstock MSG Ltd.	Bees Finance Corp Ltd	Land and Buildings at Bakers Wharf Millbank St Southampton
Ravenstock MSG Ltd.	Clerical Medical Investrment Group Ltd	Unit G14 North Road Bridgend Ind. Est. Bridgend CF31 3TP
Ravenstock MSG Ltd.	First Corporate Shipping Ltd	Worthy Road Chittening Industrial Est. Avonmouth BS11 0YB Greensplott Road Chittening Industrial Est. Avonmouth BS11 0YB
Ravenstock MSG Ltd.	Feabrex Albion Parade	Albion Parade Gravesend Kent DA12 2RN
Ravenstock MSG Ltd.	N&C Pallets Calton Forest Ind	C/0 Peppers Warehousing Blyth Road Calton Forest Worksop Notts S81 0TP
Ravenstock MSG Ltd. Operating and Capital Leases

Lease Type
Lessee	Lessor	Description		(Operating or Capital)

No Capital Leases

Ravenstock MSG Ltd.	Lex Sale & Leaseback	Cars	Focus 1.8 TDCi Zetec	Operating Lease
Ravenstock MSG Ltd.	Lex Sale & Leaseback	Vans	Transit 300L	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Cars	Focus 1.8 TDCi Zetec	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Cars	Focus 1.8 TDCi Zetec	Operating Lease

Lease Type
Lessee	Lessor	Description		(Operating or Capital)
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Cars	Focus 1.8 TDCi Zetec	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Cars	Focus 1.8 TDCi Zetec	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Cars	Mondeo 2.0 TDCi Zetec	Operating Lease
Ravenstock MSG Ltd.	Lex Sale & Leaseback	Vans	Transit 300L	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Cars	Focus 1.8 TDCi Zetec	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Cars	Focus 1.8 TDCi Zetec	Operating Lease
Ravenstock MSG Ltd.	Lex Sale & Leaseback	Cars	Mondeo 2.0 TDCi	Operating Lease
Ravenstock MSG Ltd.	Lex Sale & Leaseback	Cars	Mondeo 2.0 TDCi	Operating Lease
Ravenstock MSG Ltd.	Lex Sale & Leaseback	Cars	Mondeo 2.0 TDCi	Operating Lease
Ravenstock MSG Ltd.	Lex Sale & Leaseback	Vans	Ranger 2.5 TD	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Vans	Focus 1.8 TDCi Zetec	Operating Lease
Ravenstock MSG Ltd.	Lex Sale & Leaseback	Vans	Transit 280L	Operating Lease
Ravenstock MSG Ltd.	Lex Sale & Leaseback	Vans	Transit 280L	Operating Lease
Ravenstock MSG Ltd.	Lex Sale & Leaseback	Vans	Transit 280L	Operating Lease
Ravenstock MSG Ltd.	Lex Sale & Leaseback	Vans	Transit 280L	Operating Lease
Ravenstock MSG Ltd.	Lex Sale & Leaseback	Vans	Transit 280L	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Cars	Focus 2.0 TCi Titanium	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Cars	Mondeo 2.0 TDCi Zetec	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Cars	Mondeo 2.0 TDCi Zetec	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Cars	Focus 1.8 TDCi Zetec	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Cars	Focus 1.8 TDCi Zetec	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Cars	Mondeo 2.0 TDCi Zetec	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Cars	Focus 1.8 TDCi Zetec	Operating Lease
Ravenstock MSG Ltd.	Lex Sale & Leaseback	Vans	Transit 280L	Operating Lease
Ravenstock MSG Ltd.	Lex Sale & Leaseback	Vans	Transit 280L	Operating Lease
Ravenstock MSG Ltd.	Lex Sale & Leaseback	Vans	Transit 280L	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Vans	Transit	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Vans	Transit	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Vans	Transit	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Vans	Transit	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Vans	Connect 1.8TDDi L SWB	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Vans	Transit 200L	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Vans	Transit	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Vans	Transit	Operating Lease

Lease Type
Lessee	Lessor	Description		(Operating or Capital)
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Vans	Connect	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Vans	Connect	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Vans	Transit	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Vans	Transit	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Vans	Transit	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Vans	Transit 350 TDCi	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Vans	Transit 350 TDCi	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Vans	Transit	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Cars	Ranger 2.5 TD	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Vans	Transit	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Vans	Transit	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Vans	Transit	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Vans	Transit	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Cars	Honda Civic 2.2 CDTi	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Cars	VW Golf 1.9 Tdi	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Cars	Honda Civic 2.2 CDTi	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Cars	Mazda 6 2.0d	Operating Lease
Ravenstock MSG Ltd.	Lex Vehicle Leasing	Cars	Focus 1.8 TDCi Zetec	Operating Lease
Ravenstock MSG Ltd.	Albury Assets Ltd	FLT	Lancer Boss Forklift truck	Operating Lease
Ravenstock MSG Ltd.	Bank of Scotland	Copier	Kyrocera Copier	Operating Lease
Ravenstock MSG Ltd.	Bank of Scotland	Wagon	Ivec Truck NX51OJZ	Operating Lease
Ravenstock MSG Ltd.	Bank of Scotland	Wagon	FodealCran NX51FYY	Operating Lease
Ravenstock MSG Ltd.	C F Assets	Copier	Oliveti Copier-3040266	Operating Lease
Ravenstock MSG Ltd.	C F Assets	Copier	OlivettI Copier D500	Operating Lease
Ravenstock MSG Ltd.	C F Assets	Copier	Toshiba G281	Operating Lease
Ravenstock MSG Ltd.	Investec	Other	Carpet Cleaning machine	Operating Lease
Ravenstock MSG Ltd.	ING LeaseUK Ltd	Other	CCTV System	Operating Lease
Ravenstock MSG Ltd.	Neopost	Other	Postage Machine	Operating Lease
Ravenstock MSG Ltd.	Pitney Bowes	Other	Franking Machine	Operating Lease
Ravenstock MSG Ltd.	Siemens	Copier	Nachuatec-D427	Operating Lease
Ravenstock MSG Ltd.	CIT Vendor Finance	FLT	Mitsubishi Forklift-FD90	Operating Lease
Ravenstock MSG Ltd.	Ge Capital Solutions	FLT	Forklift-	Operating Lease
Ravenstock MSG Ltd.	Ge Capital Solutions	FLT	Forklift-	Operating Lease
Ravenstock MSG Ltd.	Ge Capital Solutions	FLT	Forklift-	Operating Lease

Schedule 8.24

Compliance with ERISA
US Company and its Subsidiaries have no Pension Plans; US Company has the following Plans for its employees and employees of its Subsidiaries:
•	Mobile Mini, Inc. Profit Sharing Plan and Trust, Plan Number 001

•	Mobile Mini, Inc. Benefit Plan, Plan Number 501

•	Mobile Storage Group, Inc. 401(k) Plan, Plan Number 002

•	Mobile Storage Group Major Medical Plan, Plan Number 501
No Subsidiary maintains a separate benefit plan for its employees.

Schedule 8.25
Trade Relations
None.

Schedule 8.31
Indebtedness

			Amount ($) as of
Borrower	Lender	Debt Instrument	12/31/07	Maturity

Mobile Mini, Inc	Various	6.875% Senior Notes
		(150,000,000 net of
		621,500 discount)	149,378,500	5/1/2015
Mobile Mini, Inc	AI Credit Corp.	Insurance Financing	139,422	7/30/2008
Mobile Mini, Inc	AI Credit Corp.	Insurance Financing	603,721	7/30/2008
Mobile Mini, Inc	Various	Capital leases	10,058	various
		Total	150,131,701

Borrower	Lender	Debt Instrument	Amount ($)	Maturity

Mobile Storage Group, Inc.	Various	9 3/4% Senior Notes	200,000,000	Aug 2014
Mobile Storage Group, Inc.	Various	Capital Leases (for
		detail, see 8.21)	6,474,742	various
Ravenstock	HSBC	Real Estate Mortgage	72,228	Jun 2010
Ravenstock	Capital Leases	N/A	—
		Total	206,546,970
Letters of Credit:

	Beneficiary	L/C Amount	Maturity	Draws as of 4/30/08
US:
Mobile Storage Group, Inc.	National Union Fire Insurance	$448,000	Aug 2011	$—
Mobile Storage Group, Inc.	ACE American Insurance	$515,000	Mar 2010	—
Mobile Storage Group, Inc.	Travelers Indemnity	$2,610,000	Mar 2010	—
Mobile Storage Group, Inc.	EOP - 700 N. Brand LLC	$282,784	Aug 2011	—

UK:	Total	$3,855,784
NONE

Schedule 8.32
Insurance
Mobile Mini, Inc.

Insurance
Policy Term	Type	Policy	Company	Amount Insured	Deductible

08/01/2007-08/01/2008	Commercial Property	[****]	Liberty Mutual Fire Ins. Co.	[****] Blanket
[****] Steel Containers (ex. Rialto)
[****] Steel Containers (Rialto)
[****] Wood Offices
[****] Business Income Limit
[****] Extra Expense — Blanket
[****] Earth Movement Limit (by
location; CA, HI, AK, PR excluded)
[****] Flood Limit (by location)	[****] each occurrence
[****] Steel Containers &
Wood Offices
[****] hours Loss of
Business Income
[****]% of TIV[****] minimum
Earth Movement (Puget
Sound/New Madrid)
[****] other Earth Movement
[****] Flood
[****]% of TIV[****] minimum
Named Storms

08/01/2007-08/01/2008	Commercial General Liability	[****]	Liberty Mutual Insurance Company	[****] Each Occurrence Limit [****] Damages to Rented Premises Limit [****] Personal Injury Limit [****] General Aggregate Limit [****] Products Limit [****] Designated Aggregate	[****] Self Insured Retention [****]

08/01/2007-08/01/2008	Automobile Liability	[****] [****]	Liberty Mutual Fire Ins. Co.	[****] Combined Single Limit each accident [****] Medical Payments [****] Hired Car Physical damage Actual Cash Value Physical Damage Limit Statutory Uninsured and Underinsured Motorist Limit	[****] Liability [****] Comprehensive [****] Collision [****] Private Passenger [****] Commercial Vehicle [****] any one unit

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Insurance
Policy Term	Type	Policy	Company	Amount Insured	Deductible

08/01/2007-08/01/2008	Employee Benefits Liability	[****]	Liberty Mutual Fire Ins. Co.	[****] each claim [****] aggregate [****] Employer’s Liability (Canada)	[****] Self Insured Retention

08/01/2007-08/01/2008	Earthquake	[****]	Landmark American Insurance Company	[****] per Occurrence and in the Aggregate	[****] all other perils [****] % per Unit of Insurance (CA & WA) [****] % per Unit of Insurance (other) [****] Glendale, CA location

08/01/2007-08/01/2008	Umbrella	[****]	National Union Fire Insurance Co.	[****] per Occurrence [****] General Aggregate [****] Products (completed operations aggregate) [****] Crisis Response Sub-Limit [****] Excess Casualty Crisis Fund	[****] Self Insured Retention Underlying policy limits

08/01/2007-08/01/2008	Workers’ Compensation	[****] [****]	Liberty Mutual Insurance Co.	[****] Bodily Injury each accident [****] Bodily Injury by disease (policy limit) [****] Bodily Injury by disease (each employee)	[****] Excess Repatriation (Foreign Coverage) [****]
08/01/2007-08/01/2008	Motor Truck Cargo	[****]	Federal Insurance Company	[****] Any One Conveyance or Occurrence	[****]

08/01/2007-08/01/2008	Fiduciary Coverage	[****]	Federal Insurance Company	[****] Aggregate Limit [****] each claim [****] Securities Based Claim sublimit	[****] Retention per claim [****] Retention Securities Based Claim [****] Crime (employee dishonesty)

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Mobile Mini UK Limited

Insurance
Policy Term	Type	Policy	Company	Amount Insured	Deductible

03/07/2008-01/31/2009	Commercial Combined	[****]	QBE Insurance (Europe)	[****] Increased Cost of Working
(property damage)
[****] Increased Cost of Working
(computer damage)
[****] Rent Payable
[****] Employer’s Liability
[****] Claims (terrorism)
[****] Buildings
[****] Contents Owned
[****] Tenants Improvements
[****] Container Stock Average
[****] Static Computers Limit
[****] Containers out of Service
				[****] Plant	[****] Excess Limit on each claim for Material Damage [****] Excess Limit on each claim for Accidental Glass Breakage

03/01/2007-07/31/2008	Public and Products Liability	[****]	AIG UK Limited	Sterling Equivalent of [****] combined single limit	[****]

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Insurance
Policy Term	Type	Policy	Company	Amount Insured	Deductible

08/01/2007-08/01/2008	Global Foreign Liability including Public and Products Liability	[****]	Insurance Co. of State of Pennsylvania	[****] Master Control Aggregate
[****] General Aggregate
[****] Products/Completed
Operations Aggregate
[****] Personal and Advertising
Injury
[****] Each Occurrence
[****] Damage to Rented Premises
[****] Medical Expenses
[****] Auto Liability (one accident)
[****] Medical Expenses (Auto)
[****] Foreign Workers Employers
Liability
[****] Foreign Workers Excess Repatriation
				Foreign Travel:	[****] general [****] Foreign Travel each injury/sickness
[****] Aggregate [****] Sum each person [****] each person each injury/sickness [****] Emergency Medical Evacuation [****]

08/01/2007-08/01/2008	Global Umbrella Liability	[****]	National Union Fire Insurance Co.	[****] Per Occurrence [****] General Aggregate [****] Products/Completed Operations Aggregate	Underlying policy limits

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Insurance
Policy Term	Type	Policy	Company	Amount Insured	Deductible

02/01/2008-02/01/2009	Motor Fleet	[****]	Allianz	Comprehensive including windscreen
Third Party Only cover in respect
of Fork Lift Trucks
[****] Personal Effects Limit
[****] Accidental Damage Limit for
private cars
[****] Accidental Damage Limit for other vehicles
[****] Loss of Keys Limit
[****] Personal Accident Limit for
driver
[****] Uninsured Loss Recovery
				Limit per claim	Excess Limits vary from [****] depending on type of vehicle of age of driver

01/31/2008-01/31/2009	Combined Engineering	[****]	HSB Engineering Insurance	All Risks of physical loss or damage covered [****] Losses from Vehicles Limit for tools and machine attachments	[****] Excess Limit on each claim
Mobile Storage Group, Inc.

Policy Term	Type	Policy	Insurance Company	Amount Insured	Deductible

03/01/2008-2009	Business Auto Phys Dam.	[****]	St. Paul/Travelers	[****] maximum per unit [****] maximum per location	[****] Private Passenger/light vehicles [****] all others

03/01/2008-2009	Crime	[****]	National Union Fire Ins. Co.	[****]	[****]

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Policy Term	Type	Policy	Insurance Company	Amount Insured	Deductible

03/01/2008-2009	Foreign Package	[****]	CNA Insurance Company	[****]	[****]

03/01/2008-2009	Dir & Off/EPLI	[****]	U.S. Specialty Ins. Co.	[****]	[****]

08/01/2006-2012	Dir & Off/EPLI 6 Yr. Tail	[****]	Great American Insurance Co.	[****]	[****] D&O [****] emp

03/01/2008-2009	Commercial Property	[****]	Fireman’s Fund Insurance Co.	[****] Blanket Bldg & PP Limit [****] One Item Limit [****] BI w/ EE Limit	[****]

03/01/2008-2009	Umbrella(C)	[****]	National Union Fire Ins Co	[****] each occurrence [****] general aggregate [****] Products/Completed Operations Aggregate [****] Crisis Response [****] Excess Casualty Crisis Fund	[****] Underlying policy limits

03/01/2008-2009	Workers Comp (AZ & MA)	[****]	St.Paul/Travelers	[****] aggregate (Business Auto, Workers Compensation and General Liability)	[****] aggregate (Business Auto, Workers Compensation and General Liability)
03/01/2008-2009	Workers Comp (All Other)	[****]	St.Paul/Travelers	[****] aggregate (Business Auto, Workers Compensation and General Liability)	[****] aggregate (Business Auto, Workers Compensation and General Liability)

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Policy Term	Type	Policy	Insurance Company	Amount Insured	Deductible

03/01/2008-2009	Business Auto	[****]	St.Paul/Travelers	[****] aggregate (Business Auto, Workers Compensation and General Liability)	[****] aggregate (Business Auto, Workers Compensation and General Liability)

03/01/2008-2009	General Liability	[****]	St.Paul/Travelers	[****] Each Occurrence Limit [****] Damage to Rented Premises Limit [****] Medical Expenses Limit [****] Personal Injury Limit [****] General Aggregate Limit [****] Products Limit	[****]
Ravenstock MSG Ltd.

Insurance
Policy Term	Type	Policy	Company	Amount Insured	Deductible

5/1/08-5/1/09	Property Combined	[****]	Royal Sun & Alliance	[****] Buildings Limit [****] Machinery Limit [****] Materials Limit [****] Customers’ Goods Limit [****] Increased Working Costs Limit [****] Rent Receivable Limit	[****] Excess Property Limit

5/1/08-5/1/09	Works Damage	[****]	Allianz Insurance Engineering	[****] Machinery Damage Limit [****] Hired in Plant Limit	[****] Excess Limit on each claim

5/1/08-5/1/09	Engineering Insurance and Inspection	[****]	Allianz Insurance Engineering	[****] Surrounding Property Limit [****] Sudden and Unforeseen Damage Limit	[****] Excess Limit on each claim

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Insurance
Policy Term	Type	Policy	Company	Amount Insured	Deductible

5/1/08-5/1/09	Combined Liability	[****]	Royal Sun & Alliance	[****] Employer’s Liability Limit	Excess Limit:
				[****] Employer’s Liability Inner Limit — terrorism [****] Public Liability Limit [****] Products Liability Limit	[****] % of any claim subject to minimum of [****] and maximum of [****]

5/1/08-5/1/09	Excess of Loss Liability	[****]	QBE European Operations	[****] Excess Product Liability Limit [****] Excess Public Liability Limit

5/1/08-5/1/09	Contractors’ All Risks	[****]	Royal Sun & Alliance	[****] One Contract Limit [****] One Site Limit	[****] Excess Limit on each claim

5/1/08-5/1/09	Motor Fleet	[****]	Royal Sun & Alliance	Comprehensive for Cars, Commercials
and Trailers and Containers
Third Party Only for Special Types
Unlimited for Glass Breakage
[****] Personal Effects Limit
[****] Medical Expenses Limit
[****] Third Party Property Damage
by private cars
[****] Third Party Property Damage
by commercial vehicles
Unlimited for Third Party Death or
				Bodily Injury or Passenger Liability	[****] Excess Limit on each claim

5/1/08-5/1/09	Marine and Goods in Transit	[****]	Royal Sun & Alliance	[****] One Road/Rail Limit
[****] One Vessel/Aircraft Limit
[****] One Location Limit
[****] One Own or Employee’s Vehicle Limit
[****] One Postal Sending Limit
[****] One Vehicle Limit
				(engineers/sales representatives)	[****] Excess Limit on each claim

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Insurance
Policy Term	Type	Policy	Company	Amount Insured	Deductible

5/1/08-5/1/09	Hauliers Liability	[****]	Royal Sun & Alliance	[****] Own Vehicles Limit (CMR
Contract Conditions)
[****] Own Vehicles Limit (RHA
Conditions of Carriage)
[****] Maximum Overall Limit one event
[****] Event Limit for High Risk Property
				[****] Event Limit for Theft or Thief Attractive Property	[****] Excess Limit on each claim

5/1/08-5/1/09	Personal Injury and Travel	[****]	ACE European Group Limited	[****] Accumulation Limit (one single engine aircraft) [****] Accumulation Limit (one multiple engine aircraft) [****] Accumulation Limit (other occurrence) Permanent Total Disablement Limit:	[****] Medical Expenses Excess Limit for trips exceeding 6 months

[****] [****] Maximum Benefit per Insured Person Unlimited Travel cover [****] Personal Liability Limit [****] Legal Expenses Limit [****] Personal Belongings Expenses Limit for medical expenses

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Schedule 8.33
Employee Benefit Plans; Non-Compete Agreements;
Collective Bargaining Agreements and Existing Indebtedness Agreements
Borrowers have the following benefits/plans for their employees:

Party	Type of Plan

Mobile Mini — US
United Healthcare	Group self-insured Health Plan (includes pharmacy coverage)
MetLife	Group self-insured Dental Plan (included at no charge to employees enrolled in the group health plan)
EyeMed	Group Vision Plan (included at no charge to employees enrolled in the group health plan)

Standard Life	Group Life & AD&D Insurance (both employer paid life & AD&D plan free to employees enrolled in the group health plan — and — optional voluntary term life & AD&D plans paid for by enrolled employees)
Fort Dearborn	Optional Voluntary Short-Term Disability Plan
Paychex	Section 125 Flexible Spending Plan (FSA) — offers both medical/dental/vision and dependent care elections
Canadian RRSP	Registered Retirement Savings Plan (RRSP) for Canadian citizen employees working in Canada. (Company match is 10% of the employee contribution up to a maximum equal to $500 US on the exchange rate date.)
Great West	Supplemental health, pharmacy, dental, vision and life insurance for Canadian citizens working in Canada.

Mobile Mini — UK
Standard Life	Private medical cover for 8 employees
Royal Liver	Life cover policy for 3 employees
Legal and General	Life cover policy for 2 employees
Scottish Provident	Permanent Health Insurance for 1 employee
Norwich Union	Permanent Health Insurance for 1 employee
Liverpool Victoria	Permanent Health Insurance for 1 employee
Lloyds TSB autolease	6 employees are provided with company cars

Mobile Storage Group
United Healthcare	Group fully-insured Health Plan (includes pharmacy coverage)
Kaiser HMO	Group fully-insured Health Plan (includes pharmacy coverage) — offered to California employees only
CIGNA PPO & DMO	Group fully-insured Dental Plan — 100% paid by employees
VSP	Group fully-insured Vision Plan — 100% paid by employees

Party	Type of Plan

CIGNA (also offered with UHC plan)	Employee Assistance Plan (EAP)
CIGNA	Group Life & AD&D Insurance — employer paid life & AD&D coverage
CIGNA	Group Life & AD&D Insurance (optional voluntary term life & AD&D plans paid for by enrolled employees)
Mutual of Omaha	Optional Voluntary Short-Term Disability Plan
Conexis	Section 125 Flexible Spending Plan (FSA) — offers both medical/dental/vision and dependent care elections
NOTE: These MSG plans will remain in force for employees who will not become Mobile Mini, Inc. employees for approximately 90 days after the merger close — and then will terminate.
The Conexis FSA plan will continue in force for MSG employees who become Mobile Mini, Inc. employees until the end of the calendar plan year (December 31, 2008) — including extra 2.5 months after plan year end for employees to request claim reimbursement for 2008.
Borrowers do not have any material Non-Compete Agreements or any Collective Bargaining Agreements.
See Schedules 8.31 and 10.05 for Existing Indebtedness.

Schedule 10.02
Liens
A lien on cash in a cash collateral account related to letters of credit of Mobile Storage Group, Inc. outstanding under the credit agreement described in clause (ii) of the definition of Refinanced Indebtedness (in favor of the applicable letter of credit issuer) in an aggregate amount not to exceed $4,500,000 (and, in any event, for only so long as such letters of credit shall remain outstanding.

ACTION
					COLLATERAL	REQUESTED /
DEBTOR	JURISDICTION	SECURED PARTY	LIEN TYPE	FILING INFO	DESCRIPTION	COMMENTS

Mobile Storage Group, Inc. 2540 Foothill Blvd. La Crescenta, CA 91214	Delaware Secretary of State	First Union Commercial Corp 201 South College St. 7th floor Charlotte, NC 28288-0738	UCC / Federal Tax Liens	60546382 Filed: 2-8-06	In lieu of AZ SOS filing #01175711 dtd 5-22-01... leased containers and related equipment	n/a
Mobile Storage Group, Inc. 2540 Foothill Blvd. La Crescenta, CA 91214	Delaware Secretary of State	First Union Commercial Corp 201 South College St. 7th floor Charlotte, NC 28288-0738	UCC / Federal Tax Liens	60560771 Filed: 2-9-06	In lieu of TX SOS filing #010000100604 dtd 5-23-01... leased containers and related equipment	n/a
Mobile Storage Group, Inc. 2540 Foothill Blvd. La Crescenta, CA 91214	Delaware Secretary of State	First Union Commercial Corp 201 South College St. 7th floor Charlotte, NC 28288-0738	UCC / Federal Tax Liens	60560789 Filed: 2-9-06	In lieu of NJ SOS filing #2043795 dtd 5-22-01... leased containers and related equipment	n/a
Mobile Storage Group, Inc. 2540 Foothill Blvd. La Crescenta, CA 91214	Delaware Secretary of State	First Union Commercial Corp. 201 South College St. 7th floor Charlotte, NC 28288-0738	UCC / Federal Tax Liens	60576751 Filed: 2-10-06	In lieu of AZ SOS filing #0115060315 dtd 5-23-01... leased containers and related equipment	n/a

ACTION
					COLLATERAL	REQUESTED /
DEBTOR	JURISDICTION	SECURED PARTY	LIEN TYPE	FILING INFO	DESCRIPTION	COMMENTS

Mobile Storage Group, Inc. 6816 I0H 40 Dr Oklahoma City, OK 73128	Delaware Secretary of State	Greater Bay Bank N.A. 100 Tri-State International Suite 140 Lincolnshire, IL 60069	UCC / Federal Tax Liens	62273332 Filed: 6-30-06	Doosan Forklift D100	n/a
Mobile Storage Group, Inc. 7590 North Glenoaks Blvd. Burbank, CA 91504	Delaware Secretary of State	Janus International Corporation 134 East Luke Rd P.O. Box 567 Temple, GA 30179	UCC / Federal Tax Liens	62999175 Filed: 8-29-06	Mini-Storage and Commercial Doors identified with the name JANUS INTERNATIONAL, including all inventory, equipment, goods and embedded software distributed by SP
Mobile Storage Group, Inc. 7590 North Glenoaks Blvd. Burbank, CA 91504	Delaware Secretary of State	IBM Credit LLC 1 North Castle Drive Armonk, NY 91504	UCC / Federal Tax Liens	63813870 Filed: 11-1-6	IBM related equipment	n/a
Mobile Storage Group, Inc. 7590 North Glenoaks Blvd. Burbank, CA 91504	Delaware Secretary of State	De Lage Landen Financial Services, Inc. 1111 Old Eagle School Rd Wayne, PA 19087	UCC / Federal Tax Liens	64379681 Filed: 12-14-06	Leased equipment — Master Lease #674	n/a
Mobile Storage Group, Inc. 4800 Bulwer Ave Saint Louis, MO 63147	Delaware Secretary of State	De Lage Landen Financial Services, Inc. 1111 Old Eagle School Rd Wayne, PA 19087	UCC / Federal Tax Liens	2007 0305366 Filed: 1-24-07	Leased equipment — Doosan D80S	n/a
Mobile Storage Group, Inc. 4188 S 300 W Murray, UT 84107	Delaware Secretary of State	De Lage Landen Financial Services, Inc. 1111 Old Eagle School Rd Wayne, PA 19087	UCC / Federal Tax Liens	2007 0305374 Filed: 1-24-07	Leased equipment — Doosan D100	n/a

ACTION
					COLLATERAL	REQUESTED /
DEBTOR	JURISDICTION	SECURED PARTY	LIEN TYPE	FILING INFO	DESCRIPTION	COMMENTS

Mobile Storage Group, Inc. 6400 Colorado Blvd. Commerce City, CO 80022	Delaware Secretary of State	De Lage Landen Financial Services, Inc. 1111 Old Eagle School Rd Wayne, PA 19087	UCC / Federal Tax Liens	2007 0305382 Filed: 1-24-07	Leased equipment — Doosan D100	n/a
Mobile Storage Group, Inc. 14425 Arville Las Vegas, NV 89124	Delaware Secretary of State	De Lage Landen Financial Services, Inc. 1111 Old Eagle School Rd Wayne, PA 19087	UCC / Federal Tax Liens	2007 0305408 Filed: 1-24-07	Leased equipment — Doosan D100	n/a
Mobile Storage Group, Inc. 1015 Old Trail Rd. Etters, PA 17319	Delaware Secretary of State	De Lage Landen Financial Services, Inc. 1111 Old Eagle School Rd Wayne, PA 19087	UCC / Federal Tax Liens	2007 0743137 Filed: 2-27-07	Leased equipment — Doosan D80S	n/a
Mobile Storage Group, Inc. 108 Newbury Port Turnpike Newbury, MA 01951	Delaware Secretary of State	De Lage Landen Financial Services, Inc. 1111 Old Eagle School Rd Wayne, PA 19087	UCC / Federal Tax Liens	2007 0743145 Filed: 2-27-07	Leased equipment — Doosan D100	n/a
Mobile Storage Group, Inc. 945 F St. West Sacramento, CA 95605	Delaware Secretary of State	De Lage Landen Financial Services, Inc. 1111 Old Eagle School Rd Wayne, PA 19087	UCC / Federal Tax Liens	2007 1904761 Filed: 5-21-07	Leased equipment — Doosan D110	n/a
Mobile Storage Group, Inc. 2010 Stonehurst Dr Rialto, CA 92377	Delaware Secretary of State	De Lage Landen Financial Services, Inc. 1111 Old Eagle School Rd Wayne, PA 19087	UCC / Federal Tax Liens	2007 1904787 Filed: 5-21-07	Leased equipment — Doosan D110	n/a
Mobile Storage Group, Inc. 2508 E. Brundage Ln Ste A Bakersfield, CA 93307	Delaware Secretary of State	De Lage Landen Financial Services, Inc. 1111 Old Eagle School Rd Wayne, PA 19087	UCC / Federal Tax Liens	2007 1904803 Filed: 5-21-07	Leased equipment — Doosan D110	n/a

ACTION
					COLLATERAL	REQUESTED /
DEBTOR	JURISDICTION	SECURED PARTY	LIEN TYPE	FILING INFO	DESCRIPTION	COMMENTS

Mobile Storage Group, Inc. 3801 118th Ave N Clearwater, FL 33762	Delaware Secretary of State	De Lage Landen Financial Services, Inc. 1111 Old Eagle School Rd Wayne, PA 19087	UCC / Federal Tax Liens	2007 2058344 Filed: 6-1-07	Leased equipment — Doosan D110	n/a
Mobile Storage Group, Inc. 701 Pittman Rd Baltimore, MD 21226	Delaware Secretary of State	De Lage Landen Financial Services, Inc. 1111 Old Eagle School Rd Wayne, PA 19087	UCC / Federal Tax Liens	2007 2058351 Filed: 6-1-07	Leased equipment — Doosan D110	n/a
Mobile Storage Group, Inc. 500 N. Rock Rd Fort Pierce, FL 34945	Delaware Secretary of State	De Lage Landen Financial Services, Inc. 1111 Old Eagle School Rd Wayne, PA 19087	UCC / Federal Tax Liens	2007 2088655 Filed: 6-5-07	Leased equipment — Doosan D110	n/a
Mobile Storage Group, Inc. 11042 S Hwy 287 Rhome, TX 76078	Delaware Secretary of State	De Lage Landen Financial Services, Inc. 1111 Old Eagle School Rd Wayne, PA 19087	UCC / Federal Tax Liens	2007 2088663 Filed: 6-5-07	Leased equipment — Doosan D110	n/a
Mobile Storage Group, Inc. 12905 NW 32nd Ave. Opa Locka, FL 33054	Delaware Secretary of State	De Lage Landen Financial Services, Inc. 1111 Old Eagle School Rd Wayne, PA 19087	UCC / Federal Tax Liens	2007 2088671 Filed: 6-5-07	Leased equipment — Doosan D110	n/a
Mobile Storage Group, Inc. 1015 Old Trail Rd Etters, PA 17319	Delaware Secretary of State	De Lage Landen Financial Services, Inc. 1111 Old Eagle School Rd Wayne, PA 19087	UCC / Federal Tax Liens	2007 2088689 Filed: 6-5-07	Leased equipment — Doosan D110	n/a
Mobile Storage Group, Inc. 108 Newbury Port Turnpike Newbury, MA 01951	Delaware Secretary of State	De Lage Landen Financial Services, Inc. 1111 Old Eagle School Rd Wayne, PA 19087	UCC / Federal Tax Liens	2007 2088697 Filed: 6-5-07	Leased equipment — Doosan D110	n/a

ACTION
					COLLATERAL	REQUESTED /
DEBTOR	JURISDICTION	SECURED PARTY	LIEN TYPE	FILING INFO	DESCRIPTION	COMMENTS

Mobile Storage Group, Inc. 1465 E 130th St Chicago, IL 60633	Delaware Secretary of State	De Lage Landen Financial Services, Inc. 1111 Old Eagle School Rd Wayne, PA 19087	UCC / Federal Tax Liens	2007 2349784 Filed: 6-21-07	Leased equipment — Doosan D110	n/a
Mobile Storage Group, Inc. 7590 North Glenoaks Blvd. Burbank, CA 91504	Delaware Secretary of State	National City Commercial Capital Company, LLC 995 Dalton Ave. Cincinnati, OH 45203	UCC / Federal Tax Liens	2007 3462941 Filed: 9-12-07	Leased equipment pursuant to Rental Schedule #99617000 to Master Lease Agmt dtd 8-1-07	n/a
Mobile Storage Group, Inc. 7590 North Glenoaks Blvd. Burbank, CA 91504	Delaware Secretary of State	National City Commercial Capital Company, LLC 995 Dalton Ave. Cincinnati, OH 45203	UCC / Federal Tax Liens	2007 4309489 Filed: 11-13-07	Leased equipment — forklifts	n/a
Mobile Storage Group, Inc. 7590 North Glenoaks Blvd. Burbank, CA 91504	Delaware Secretary of State	National City Commercial Capital Company, LLC 995 Dalton Ave. Cincinnati, OH 45203	UCC / Federal Tax Liens	2008 0373892 Filed: 1-31-08	Leased equipment — forklifts	n/a
Mobile Storage Group, Inc. 7590 North Glenoaks Blvd. Burbank, CA 91504	Delaware Secretary of State	National City Commercial Capital Company, LLC 995 Dalton Ave. Cincinnati, OH 45203	UCC / Federal Tax Liens	2008 0428985 Filed: 2-5-08	Leased equipment — computer related	n/a
Mobile Storage Group, Inc. 7590 North Glenoaks Blvd. Burbank, CA 91504	Delaware Secretary of State	National City Commercial Capital Company, LLC 995 Dalton Ave. Cincinnati, OH 45203	UCC / Federal Tax Liens	2008 0727279 Filed: 2-28-08	Leased equipment — computer related	n/a
Mobile Storage Group, Inc. 7590 North Glenoaks Blvd. Burbank, CA 91504	Delaware Secretary of State	National City Commercial Capital Company, LLC 995 Dalton Ave. Cincinnati, OH 45203	UCC / Federal Tax Liens	2008 1385143 Filed: 4-21-08	Leased equipment — forklifts	n/a

ACTION
					COLLATERAL	REQUESTED /
DEBTOR	JURISDICTION	SECURED PARTY	LIEN TYPE	FILING INFO	DESCRIPTION	COMMENTS

Mobile Storage UK Finance Limited Partnership	D.C. Recorder of Deeds		UCC / Tax Liens	CLEAR

Mobile Mini, Inc. 7420 South Kyrene Road, Suite 101 Tempe, AZ 85283	Delaware Secretary of State	Banc One Leasing Corporation 111 Polaris Pkwy., Suite A-3 Columbus, OH 43240	UCC / Federal Tax Liens	20011315907 filed: 10-4-01 Continuation: 62448769 Filed: 7-17-06	Equipment lease #1000111632; tiltbeds, etc.	n/a
Mobile Mini, Inc. 7420 South Kyrene Road, Suite 101 Tempe, AZ 85283	Delaware Secretary of State	Banc One Leasing Corporation 111 Polaris Pkwy., Suite A-3 Columbus, OH 43240	UCC / Federal Tax Liens	20011412142 filed: 10-16-01 Amendment 11750046 filed: 11-20-01 Amendment: 11750087 filed: 11-20-01 Continuation: 63233046 Filed: 8-29-06	Equipment lease #1000111771l; forklifts Additional forklift s/n listed Additional forklift s/n listed	n/a
Mobile Mini, Inc. 7420 South Kyrene Road Tempe, AZ 85283	Delaware Secretary of State	Banc One Leasing Corporation 1111 Polaris Pkwy, Suite A-3 Columbus, OH 43240	UCC / Federal Tax Liens	20789630 filed: 12-17-01 Continuation: 64136115 Filed: 11-28-06	Equipment lease: 1000112220, 1000112220	n/a

ACTION
					COLLATERAL	REQUESTED /
DEBTOR	JURISDICTION	SECURED PARTY	LIEN TYPE	FILING INFO	DESCRIPTION	COMMENTS

Mobile Mini, Inc. 7420 South Kyrene Road Tempe, AZ 85283	Delaware Secretary of State	Fleet Capital Corporation Changed to: Banc of America Leasing & Capital, LLC One Financial Plaza Providence, RI 02903	UCC / Federal Tax Liens	30112840 filed: 12-24-02 Continuation: 73199048 Filed: 8-22-07 Amendment: 73200218 Filed: 8-22-07	Lease schedule no. 35740-00004: Four (4) Landoll Trailers	n/a
Mobile Mini, Inc. 7420 South Kyrene Road Tempe, AZ 85283	Delaware Secretary of State	Fleet Capital Corporation One Financial Plaza, 5th floor Providence, RI 02903	UCC / Federal Tax Liens	30112873 filed: 12-24-02 Continuation: 73197885 Filed: 8-22-07 Amendment: 73200283 Filed: 8-22-07	Lease schedule no. 35740- 00002: 17 Freightliners & 6 Freightlines w/tilt beds	n/a
Mobile Mini, Inc. 7420 South Kyrene Road Tempe, AZ 85283	Delaware Secretary of State	Fleet Capital Corporation One Financial Plaza, 5th floor Providence, RI 02903	UCC / Federal Tax Liens	30112998 filed: 12-24-02 Continuation: 73198925 Filed: 8-22-07 Amendment: 73203931 Filed: 8-22-07	Lease schedule no. 35740- 00003: 9 Taylor forklifts	n/a

ACTION
					COLLATERAL	REQUESTED /
DEBTOR	JURISDICTION	SECURED PARTY	LIEN TYPE	FILING INFO	DESCRIPTION	COMMENTS

Mobile Mini, Inc. 7020 Old Katy Rd. Houston, TX 77024	Delaware Secretary of State	Banc One Leasing Corporation 1111 Polaris Parkway Suite A3 Columbus, OH 43240	UCC / Federal Tax Liens	32139502 Filed: 8-18-03	In lieu filing of equipment leases (freightline trucks) as follows: 98-181349 dtd 9-8-98 TX SOS	n/a
Mobile Mini, Inc. 7020 Old Katy Rd. Houston, TX 77024	Delaware Secretary of State	Banc One Leasing Corporation 1111 Polaris Parkway Suite A3 Columbus, OH 43240	UCC / Federal Tax Liens	41560491 Filed: 5-18-04	Tiltbed for truck	n/a
Mobile Mini, Inc. 7020 Old Katy Rd. Houston, TX 77024	Delaware Secretary of State	Banc One Leasing Corporation 1111 Polaris Parkway Suite A3 Columbus, OH 43240	UCC / Federal Tax Liens	42003863 Filed: 7-16-04	Equipment — tiltbed and freightliner trucks, etc.	n/a
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Chase Equipment Leasing, Inc. 1111 Polaris Parkway Suite A-3 Columbus, OH 43240	UCC / Federal Tax Liens	50079898 Filed: 12-31-04	Equipment — freightliner trucks, etc.	n/a
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	National City Commercial Capital Corporation 995 Dalton Ave Cincinnati, OH 45203	UCC / Federal Tax Liens	61644293 Filed: 5-15-06	Leased equipment — freightliner tractors, etc.	n/a
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	National City Commercial Capital Corporation 995 Dalton Ave Cincinnati, OH 45203	UCC / Federal Tax Liens	61874197 Filed: 6-2-06	Leased equipment — freightliner tractors, etc.	n/a

ACTION
					COLLATERAL	REQUESTED /
DEBTOR	JURISDICTION	SECURED PARTY	LIEN TYPE	FILING INFO	DESCRIPTION	COMMENTS

Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Banc One Leasing Corporation 1111 Polaris Parkway Suite A3 Columbus, OH 43240	UCC / Federal Tax Liens	62234243 Filed: 6-28-06	Leased equipment — industrial trucks, etc.	n/a
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Banc One Leasing Corporation 1111 Polaris Parkway Suite A3 Columbus, OH 43240	UCC / Federal Tax Liens	62234276 Filed: 6-28-06	Leased equipment — forklifts, etc.	n/a
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Les Schwab Tire Centers of California, Inc, 1240 W Yosemite Ave Manteca, CA 95337	UCC / Federal Tax Liens	63037926 Filed: 8-31-06	New/used/recapped tires, wheels and related products	n/a
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Banc of America Leasing & Capital, LLC One Financial Plaza Providence, RI 02903	UCC / Federal Tax Liens	2007 3483939 Filed: 9-14-07	Leased equipment — freightliner tractors, etc.	n/a
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Banc of America Leasing & Capital, LLC 2059 Northlake Parkway 4 South Tucker, GA 30084	UCC / Federal Tax Liens	2007 3646097 Filed: 9-27-07	Leased equipment — freightliner trucks, etc.	n/a
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Banc of America Leasing & Capital, LLC 2059 Northlake Parkway 4 South Tucker, GA 30084	UCC / Federal Tax Liens	2008 1054962 Filed: 3-26-08	Leased equipment — freightliner trucks, etc.	n/a

ACTION
					COLLATERAL	REQUESTED /
DEBTOR	JURISDICTION	SECURED PARTY	LIEN TYPE	FILING INFO	DESCRIPTION	COMMENTS

Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Banc of America Leasing & Capital, LLC 2059 Northlake Parkway 4 South Tucker, GA 30084	UCC / Federal Tax Liens	2008 1055530 Filed: 3-26-08	Leased equipment — freightliner trucks, etc.	n/a

Tote-A-Shed 348 Phelan Avenue San Jose, CA 95112	California Secretary of State	Fremont Bank 39150 Fremont Blvd Fremont, CA 94537-7418	UCC / Federal & State Tax Liens / Judgments	06-7081010255 Filed: 8-9-06	Blanket filing	n/a
Intellectual Property Liens — None.
Real Estate Liens — None.

Schedule 10.05
Indebtedness

Notes Payable
UK (in £):	Lender	Debt Instrument	Maturity	Amount
Ravenstock MSG Ltd	HSBC	Real Estate Mortgage	Jun 2010	72,228
Letters of Credit:

	Beneficiary	L/C Amount	Maturity	Draws as of 4/30/08
US:
Mobile Storage Group, Inc.	National Union Fire Insurance	$448,000	Aug 2011	$—
Mobile Storage Group, Inc.	ACE American Insurance	$515,000	Mar 2010	—
Mobile Storage Group, Inc.	Travelers Indemnity	$2,610,000	Mar 2010	—
Mobile Storage Group, Inc.	EOP - 700 N. Brand LLC	$282,784	Aug 2011	—

		$3,855,784		$—

UK: NONE

Schedule 10.07
Deposits with Financial Institutions
Collection Accounts

Average Daily
Balance (if zero
		Account	balance account,	Name of Financial
Grantor	Type of Account	Number	please so indicate)	Institution
Mobile Mini, Inc.	Master Depository Lockbox	[****]	$ [****]	J.P. Morgan Chase
Mobile Mini, Inc.	Lockbox	[****]	[****]	Fifth Third Bank
Mobile Storage Group, Inc.	Depository	[****]	[****]	Bank of America
Concentration Accounts

Average Daily
Balance (if zero
		Account	balance account,	Name of Financial
Grantor	Type of Account	Number	please so indicate)	Institution
Mobile Mini, Inc.	Blocked Depository	[****]	$ [****]	Bank of America
Mobile Mini, Inc.	Master Operating	[****]	$ [****]	CIBC Bank // Swept Mo.

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Disbursement Accounts

Average Daily
Balance (if zero
		Account	balance account,	Name of Financial
Grantor	Type of Account	Number	please so indicate)	Institution
Mobile Mini, Inc.	Master Operating	[****]	[****]	Bank of America
Mobile Mini, Inc.	A/P Disbursement	[****]	[****]	Bank of America
Mobile Mini, Inc.	Control Disbursement	[****]	[****]	Bank of America
Mobile Storage Group, Inc.	Disbursement	[****]	[****]	Bank of America
Mobile Storage Group, Inc.	Checking	[****]	$ [****]	Citibank
[****]
Designated Petty Cash Accounts

Average Daily
Balance (if zero
		Account	balance account,	Name of Financial
Grantor	Type of Account	Number	please so indicate)	Institution
Mobile Mini, Inc.	MIP Checking Account	[****]	$ [****]	J.P. Morgan Chase
Mobile Mini, Inc.	MIP-PARTS	[****]	$ [****]	J.P. Morgan Chase
Mobile Mini, Inc.	General Acct. FEES only	[****]	$ [****]	J.P. Morgan Chase
Designated Payroll Accounts:

Average Daily
Balance (if zero
		Account	balance account,		Name of Financial
Grantor	Type of Account	Number	please so indicate)		Institution
Mobile Mini, Inc.	Payroll - ALL	[****]	$	[****]	J.P. Morgan Chase
Mobile Mini, Inc.	Payroll - TEXAS	[****]	$	[****]	J.P. Morgan Chase
Mobile Mini, Inc.	Payroll - FSA	[****]	$	[****]	J.P. Morgan Chase
Mobile Mini, Inc.	Payroll - CALIFORNIA	[****]	$	[****]	Bank of America
Mobile Mini, Inc.	Payroll - MET LIFE	[****]	$	[****]	Bank of America
Mobile Mini, Inc.	Payroll - UNITED HEALTH	[****]	$	[****]	Bank of America

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Schedule 10.08
Transactions with Affiliates
None.

Schedule 10.12
Subsidiaries

Jurisdiction of
Company	Organization

Mobile Mini I, Inc.	Arizona

Delivery Design Systems, Inc.	Arizona

Mobile Mini, LLC	California

Mobile Mini, LLC	Delaware

Mobile Mini of Ohio, LLC	Delaware

A Royal Wolf Portable Storage, Inc.	California

Mobile Mini UK Holdings Limited	England and Wales

Mobile Mini Holding, B.V.	Netherlands

Temporary Mobile Storage, Inc.	California

Mobile Mini UK Limited	England and Wales

Box Lease Limited	England and Wales

Mobile Mini B.V.	Netherlands

Cactus Merger Sub, Inc. [1]	Delaware

MSG WC Holdings Corp. [1]	Delaware

MSG WC Intermediary Co. [1]	Delaware

Mobile Services Group, Inc. [1]	Delaware

Mobile Storage Group, Inc.	Delaware

A Better Mobile Storage Company	California

MSG Investments, Inc.	California

Mobile Storage Group (Texas), L.P.	Texas

Jurisdiction of
Company	Organization

Port-A-Storage, Inc. [2]	California

Stephens Storage, Inc. [2]	California

Tote-A-Shed, Inc. [2]	California

Ravenstock MSG Limited	United Kingdom

Ravenstock Tam (Hire) Limited	United Kingdom

Mobile Storage (UK) Limited	United Kingdom

Mobile Storage UK Finance Limited Partnership	United Kingdom

LIKO Luxembourg International S.a.r.l.	Luxembourg

[1]	To be merged out of existence in connection with the closing of the Transactions.

[2]	To be merged out of existence prior to closing with Mobile Storage Group, Inc. as surviving corporation.

Schedule 10.13
Operating Leases; Off-Balance Sheet Financing
Operating Leases:

			Monthly
Lessee	Lessor	Property Covered	Payment	VIN Number
US Company	Bank of America Note # 40894-11500	Trucks, Tractors, and miscellaneous vehicle accessories	$58,901.89	[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

			Monthly
Lessee	Lessor	Property Covered	Payment	VIN Number
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
US Company	National City Commerce Note # 60789000	Trucks, Tractors, Trailers and miscellaneous vehicle accessories	$15,437.95	[****]
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[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

			Monthly
Lessee	Lessor	Property Covered	Payment	VIN Number
US Company	National City Commerce Note # 60790000	Trucks, Tractors, Trailers and miscellaneous vehicle accessories	$10,692.71	[****]
				[****]
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US Company	National City Commerce Note # 71961000	Trucks, Tractors, Trailers and miscellaneous vehicle accessories	$30,364.18	[****]
				[****]
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[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

			Monthly
Lessee	Lessor	Property Covered	Payment	VIN Number
				[****]
				[****]
US Company	National City Commerce Note # 729370000	Trucks, Tractors, Trailers and miscellaneous vehicle accessories	$14,655.72	[****]
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US Company	Chase Equipment Note # 119660	Tractors and Trailers	$9,836.82	[****]
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US Company	Chase Equipment Note # 120308	Tractors and Trailers	$5,593.34	[****]
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US Company	Chase Equipment Note # 120271	Tractors and Trailers	$10,199.15	[****]
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[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

			Monthly
Lessee	Lessor	Property Covered	Payment	VIN Number
				[****]
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US Company	Chase Equipment Note # 121514	Tractors and Trailers	$3,894.35	[****]
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US Company	Chase Equipment Note # 124542	Tractors and Trailers	$6,577.33	[****]
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Monthly
Lessee	Lessor	Property Covered	Payment (£)	VIN Number
Mobile Mini UK Limited.	Lloyds Autolease	Company cars	388.94	[****]
			398.33	[****]
			673.72	[****]
			467.07	[****]
			438.63	[****]
			554.56	[****]
Mobile Mini UK Limited.	Various	Various small office machinery and equipment
Mobile Mini UK Limited.	Phillip Marsh	Rent of HO office premises
Mobile Mini UK Limited.	Oakland Pride	Rent of 702 depot
Mobile Mini UK Limited.	St Modwen	Rent of 703 depot
Mobile Mini UK Limited.	PDM ltd	Rent of 704 depot
Mobile Mini UK Limited.	Langley Industries	Rent of 706 depot
Mobile Mini UK Limited.	JMD Haulage	Rent of 707 depot
Mobile Mini UK Limited.	The Bristol Port Company	Rent of 708 depot

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

			Monthly
Lessee	Lessor	Property Covered	Payment	VIN Numbers
Mobile Storage Group, Inc.	Gator Leasing, Inc	07 Tandem Axle Tractor	$1,604	[****]
Mobile Storage Group, Inc.	Gator Leasing, Inc	07 Tandem Axle Tractor	$1,604	[****]
Mobile Storage Group, Inc.	QI EXCHANGE	04 Ford F150	$685	[****]
Mobile Storage Group, Inc.	GMAC PAYMENT PROCESSING	04 Saturn Ion 2 Sdn	$247	[****]
Mobile Storage Group, Inc.	MAZDA AMERICAN CREDIT	07 Mazda MZ6	$238	[****]
Mobile Storage Group, Inc.	MAZDA AMERICAN CREDIT	07 Maxda CX7	$327	[****]
Mobile Storage Group, Inc.	Gator Leasing, Inc	06 Tandem Axle Tractor	$1,604	[****]
Mobile Storage Group, Inc.	Gator Leasing, Inc	07 Tandem Axle Tractor	$1,604	[****]
Mobile Storage Group, Inc.	CITICORP LEASING INC	Forklift - SCR	$1,391	[****]
Mobile Storage Group, Inc.	Seamless Solutions	Copier	$48
Mobile Storage Group, Inc.	Pitney Bowes	Mailing Machine	$1,087
Mobile Storage Group, Inc.	Pitney Bowes	Mailing Machine	$1,087
Mobile Storage Group, Inc.	US Postal Service	Postage Meter	$4,500
Mobile Storage Group, Inc.	The Plant Affair	Office Plants	$125
Mobile Storage Group, Inc.	Pitney Bowes	Copier	$1,590
Mobile Storage Group, Inc.	Dolphin Capital	Copier	$70
Mobile Storage Group, Inc.	Pitney Bowes	Copier	$29
Mobile Storage Group, Inc.	US Bank	Copier	$46
Mobile Storage Group, Inc.	Pitney Bowes	Copier	$47
Mobile Storage Group, Inc.	Quality Copier	Copier	$1,284

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

				Monthly
Lessee	Lessor		Property Covered	Payment	VIN Number
Ravenstock MSG Ltd	Lex Sale & Leaseback	Cars	Focus 1.8 TDCi Zetec	£344	[****]
Ravenstock MSG Ltd	Lex Sale & Leaseback	Vans	Transit 300L	£208	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Cars	Focus 1.8 TDCi Zetec	£322	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Cars	Focus 1.8 TDCi Zetec	£322	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Cars	Focus 1.8 TDCi Zetec	£322	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Cars	Focus 1.8 TDCi Zetec	£322	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Cars	Mondeo 2.0 TDCi Zetec	£358	[****]
Ravenstock MSG Ltd	Lex Sale & Leaseback	Vans	Transit 300L	£214	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Cars	Focus 1.8 TDCi Zetec	£322	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Cars	Focus 1.8 TDCi Zetec	£322	[****]
Ravenstock MSG Ltd	Lex Sale & Leaseback	Cars	Mondeo 2.0 TDCi	£344	[****]
Ravenstock MSG Ltd	Lex Sale & Leaseback	Cars	Mondeo 2.0 TDCi	£344	[****]
Ravenstock MSG Ltd	Lex Sale & Leaseback	Cars	Mondeo 2.0 TDCi	£359	[****]
Ravenstock MSG Ltd	Lex Sale & Leaseback	Vans	Ranger 2.5 TD	£333	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Vans	Focus 1.8 TDCi Zetec	£333	[****]
Ravenstock MSG Ltd	Lex Sale & Leaseback	Vans	Transit 280L	£256	[****]
Ravenstock MSG Ltd	Lex Sale & Leaseback	Vans	Transit 280L	£250	[****]
Ravenstock MSG Ltd	Lex Sale & Leaseback	Vans	Transit 280L	£256	[****]
Ravenstock MSG Ltd	Lex Sale & Leaseback	Vans	Transit 280L	£266	[****]
Ravenstock MSG Ltd	Lex Sale & Leaseback	Vans	Transit 280L	£238	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Cars	Focus 2.0 TCi Titanium	£334	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Cars	Mondeo 2.0 TDCi Zetec	£353	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Cars	Mondeo 2.0 TDCi Zetec	£337	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Cars	Focus 1.8 TDCi Zetec	£337	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Cars	Focus 1.8 TDCi Zetec	£337	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Cars	Mondeo 2.0 TDCi Zetec	£363	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Cars	Focus 1.8 TDCi Zetec	£335	[****]
Ravenstock MSG Ltd	Lex Sale & Leaseback	Vans	Transit 280L	£246	[****]

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

				Monthly
Lessee	Lessor		Property Covered	Payment	VIN Number
Ravenstock MSG Ltd	Lex Sale & Leaseback	Vans	Transit 280L	£246	[****]
Ravenstock MSG Ltd	Lex Sale & Leaseback	Vans	Transit 280L	£246	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Vans	Transit	£315	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Vans	Transit	£316	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Vans	Transit	£315	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Vans	Transit	£237	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Vans	Connect 1.8TDDi L SWB	£316	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Vans	Transit 200L	£237	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Vans	Transit	£307	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Vans	Transit	£307	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Vans	Connect	£284	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Vans	Connect	£284	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Vans	Transit	£307	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Vans	Transit	£307	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Vans	Transit	£318	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Vans	Transit 350 TDCi	£386	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Vans	Transit 350 TDCi	£386	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Vans	Transit	£354	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Cars	Mondeo 2.0 TDCi Zetec	£367	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Cars	Mondeo 2.0 TDCi Zetec	£337	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Cars	MG ZT 2.0 CDTi 135	£305	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Cars	Mondeo 2.0 TDCi Zetec	£384	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Cars	Ranger 2.5 TD	£412	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Vans	Transit	£383	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Vans	Transit	£383	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Vans	Transit	£383	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Vans	Transit	£383	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Cars	Honda Civic 2.2 CDTi	£456	[****]

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

				Monthly
Lessee	Lessor		Property Covered	Payment	VIN Number
Ravenstock MSG Ltd	Lex Vehicle Leasing	Cars	VW Golf 1.9 Tdi	£406	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Cars	Honda Civic 2.2 CDTi	£413	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Cars	Mazda 6 2.0d	£392	[****]
Ravenstock MSG Ltd	Lex Vehicle Leasing	Cars	Focus 1.8 TDCi Zetec	£337	[****]
Ravenstock MSG Ltd	Albury Assets Ltd	FLT	Lancer Boss Forklift truck	£746.70	[****]
Ravenstock MSG Ltd	Bank of Scotland	Wagon	Ivec Truck NX51OJZ	£334.00	[****]
Ravenstock MSG Ltd	Bank of Scotland	Wagon	FodealCran NX51FYY	£1,210.00	[****]
Ravenstock MSG Ltd	CIT Vendor Finance	FLT	Mitsubishi Forklift-FD90	£1,000.00	[****]
Ravenstock MSG Ltd	Ge Capital Solutions	FLT	Forklift- Hyster H12.00XM-6	£1,137.00	[****]
Ravenstock MSG Ltd	Ge Capital Solutions	FLT	Forklift-	£880.00	[****]
Ravenstock MSG Ltd	Ge Capital Solutions	FLT	Forklift-	£862.00	[****]
Ravenstock MSG Ltd	Bank of Scotland	Copier	Kyrocera Copier	£32.00
Ravenstock MSG Ltd	C F Assets	Copier	Oliveti Copier-3040266	£250.00
Ravenstock MSG Ltd	C F Assets	Copier	OlivettI Copier D500	£848.00
Ravenstock MSG Ltd	C F Assets	Copier	Toshiba G281	£498.00
Ravenstock MSG Ltd	Investec	Other	Carpet Cleaning machine	£54.00
Ravenstock MSG Ltd	ING LeaseUK Ltd	Other	CCTV System	£57.00
Ravenstock MSG Ltd	Neopost	Other	Postage Machine	£103.00
Ravenstock MSG Ltd	Pitney Bowes	Other	Franking Machine	£21.00
Ravenstock MSG Ltd	Siemens	Copier	Nachuatec-D427	£90.00
There is no off-balance sheet financing.

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Schedule 10.20
Deposit Accounts
PART A: Concentration Accounts

Average Daily
Balance (if zero
		Account	balance account,	Name of Financial
Grantor	Type of Account	Number	please so indicate)	Institution
Mobile Mini, Inc.	Blocked Depository	[****]	$ [****]	Bank of America
Mobile Mini, Inc.	Master Operating	[****]	$ [****]	CIBC Bank // Swept Mo.
PART B: Collection Accounts

Average Daily
Balance (if zero
		Account	balance account,	Name of Financial
Grantor	Type of Account	Number	please so indicate)	Institution
Mobile Mini, Inc.	Master Depository Lockbox	[****]	$ [****]	J.P. Morgan Chase
Mobile Mini, Inc.	Lockbox	[****]	[****]	Fifth Third Bank
Mobile Storage Group, Inc.	Depository	[****]	[****]	Bank of America

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

PART C: Disbursement Accounts

Average Daily
Balance (if zero
		Account	balance account,	Name of Financial
Grantor	Type of Account	Number	please so indicate)	Institution
Mobile Mini, Inc.	Master Operating	[****]	[****]	Bank of America
Mobile Mini, Inc.	A/P Disbursement	[****]	[****]	Bank of America
Mobile Mini, Inc.	Control Disbursement	[****]	[****]	Bank of America
Mobile Storage Group, Inc.	Disbursement	[****]	[****]	Bank of America
Mobile Storage Group, Inc.	Checking	[****]	$ [****]	Citibank
[****]
PART D: Designated Petty Cash Accounts

Average Daily
Balance (if zero
		Account	balance account,	Name of Financial
Grantor	Type of Account	Number	please so indicate)	Institution
Mobile Mini, Inc.	MIP Checking Account	[****]	$ [****]	J.P. Morgan Chase
Mobile Mini, Inc.	MIP-PARTS	[****]	$ [****]	J.P. Morgan Chase
Mobile Mini, Inc.	General Acct. FEES only	[****]	$ [****]	J.P. Morgan Chase

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

PART E: Designated Payroll Accounts

Average Daily
Balance (if zero
		Account	balance account,		Name of Financial
Grantor	Type of Account	Number	please so indicate)		Institution
Mobile Mini, Inc.	Payroll - ALL	[****]	$	[****]	J.P. Morgan Chase
Mobile Mini, Inc.	Payroll - TEXAS	[****]	$	[****]	J.P. Morgan Chase
Mobile Mini, Inc.	Payroll - FSA	[****]	$	[****]	J.P. Morgan Chase
Mobile Mini, Inc.	Payroll - CALIFORNIA	[****]	$	[****]	Bank of America
Mobile Mini, Inc.	Payroll - MET LIFE	[****]	$	[****]	Bank of America
Mobile Mini, Inc.	Payroll - UNITED HEALTH	[****]	$	[****]	Bank of America
PART F: Foreign Accounts

Average Daily
Balance (if zero
		Account	balance account,		Name of Financial
Grantor	Type of Account	Number	please so indicate)		Institution
Mobile Mini UK Limited	Collection and disbursement	[****]	£	[****]	NatWest Plc
Mobile Mini UK Limited	Liquidity account	[****]	£	[****]	NatWest Plc
Mobile Mini UK Limited	Collection and disbursement	[****]	$	[****]	NatWest Plc
Ravenstock MSG Ltd	Collection	[****]		[****]	Royal Bank of Scotland (Natwest) - Durham branch
Ravenstock MSG Ltd	Disbursement	[****]	£	[****]	Bank of America - London branch

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.